UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE EVOLV TECHNOLOGIES HOLDINGS, INC. STOCKHOLDER DERIVATIVE LITIGATION Master File No. 1:24-cv-12822-ADB STIPULATION OF SETTLEMENT This Stipulation of Settlement (“Stipulation” or “Settlement”) is made and entered into by and through their respective counsel of record, (i) Bonnie Maas (“Maas”) and Jonathan Johnson (“Johnson”), plaintiffs in the consolidated derivative action filed on behalf of Evolv Technologies Holdings, Inc. (“Evolv” or the “Company”) styled In re Evolv Technologies Holdings, Inc. Stockholder Derivative Litigation, Master File No. 1:24-cv-12822-ADB (D. Mass.) (“Massachusetts Action”); (ii) Steve Bersch (“Bersch”), plaintiff in the action styled as Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025) (“Bersch Action”); (iii) Robert Patrick (“Patrick”), plaintiff in the action styled as Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025) (“Patrick Action” and with the Bersch Action, the “Delaware Actions”); (iv) Nicholas R. Ingrao (“Ingrao” or “Demanding Stockholder”) who made a litigation demand on the Board of Directors of Evolv (“Board”) (the Massachusetts Action, Delaware Actions, and Ingrao’s litigation demand are collectively referred to as the “Derivative Matters” and the plaintiffs in the Massachusetts Action, Delaware Actions, and Ingrao are collectively referred to as “Settling Stockholders”); (v) nominal defendant Evolv and defendants Neil Glat, Kevin Charlton, Michael Ellenbogen, David Mounts Gonzales, Rajan Naik, Merline Saintil, Kimberly Sheehy, Mark Sullivan, Bilal Zuberi, John Kedzierski, Alan Cohen, Peter George, Mario Ramos, Mark Donohue, David Orfao, Anthony DeRosa, Adam Deutsch, Thomas J. Sullivan, Charles Baynes-Reid, Charles

2 Goldman, Kathleen Harris, Brian Mathis, Marc Saiontz, and Sezaneh Taherian (collectively, the “Individual Defendants” and, together with Evolv, the “Defendants”) (Settling Stockholders and Defendants shall herein be collectively referred to as the “Settling Parties”), and embodies the terms and conditions of the settlement of the Derivative Matters.1 The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below in Section VI(A), ¶17) upon Court approval and subject to the terms and conditions hereof. I. PROCEDURAL BACKGROUND A. The Massachusetts Action On November 12, 2024, Plaintiff Maas filed a verified stockholder derivative complaint on behalf of Evolv against the Individual Defendants styled as Maas v. Glat, et al., Case No. 1:24-cv- 12822-ADB (D. Mass.) (the “Maas Action”). The Maas Action brought claims for violations of Section 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”), breach of fiduciary duties, unjust enrichment, waste of corporate assets, abuse of control, and gross mismanagement. On November 27, 2024, Plaintiff Johnson filed a verified stockholder derivative complaint on behalf of Evolv against the Individual Defendants, styled as Johnson v. Ellenbogen, et al., Case No. 1:24-cv-12966 (D. Mass.) (the “Johnson Action”). The Johnson Action brought claims for violation of Section 14(a) of the Exchange Act and breach of fiduciary duties. On December 3, 2024, the parties to the Maas Action filed a joint motion to stay pending developments in the factually related Securities Class Action. On December 4, 2024, the Court granted the joint motion to stay the Maas Action. 1 All terms with initial capitalization shall have the meanings ascribed to them in ¶ __ herein and/or in initial accompanying parentheticals.

3 On December 30, 2024, the parties to the Maas and Johnson Actions filed a motion to consolidate the actions, appoint counsel, and continue the stay. The Court granted this motion on January 6, 2025, consolidating the Maas and Johnson Actions into the Massachusetts Action, appointing The Rosen Law Firm, P.A. and Rowley Law PLLC as co-lead counsel for plaintiffs in the Massachusetts Action, and staying the Massachusetts Action. B. The Delaware Actions On March 11, 2025, Plaintiff Bersch commenced the Bersch Action, asserting claims on behalf of Evolv for breach of fiduciary duty, unjust enrichment, and insider trading. On May 9, 2025, the parties to the Bersch Action filed a stipulation to stay the action pending developments in the Securities Class Action, which the court granted on May 12, 2025. On June 30, 2026, the Court issued an Order continuing the stay and directing the parties to submit a joint status report by September 1, 2026 On October 2, 2025, Plaintiff Patrick commenced the Patrick Action, asserting claims on behalf of Evolv for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. On November 7, 2025, the parties to the Patrick Action filed a stipulation to stay the action pending developments in the Securities Class Action, which the court granted the same day. On June 30, 2026, the Court continued the stay and directed the parties to submit a joint status report by September 1, 2026. C. Stockholder Demand On October 25, 2024, Evolv shareholder Ingrao issued an inspection demand for documents pursuant to 8 Del. C. § 220 to Evolv. After negotiating and executing a confidentiality agreement with the Company, Evolv produced documents to Ingrao on August 1, 2025. After counsel for Ingrao reviewed and analyzed the Company’s Section 220 production, on January 6,

4 2026, shareholder Ingrao sent a pre-suit litigation demand under Delaware law to the Board, demanding that the Board investigate and bring action against the Individual Defendants for breaches of fiduciary duties arising out of substantially the same alleged misconduct as set forth in the Massachusetts Action and the Delaware Actions. D. Settlement Negotiations Beginning in the summer of 2025 and into early 2026, the Settling Stockholders coordinated with one another in efforts aimed at a global resolution of the Derivative Matters. Specifically, on August 1, 2025, Plaintiffs in the Massachusetts Action prepared a confidential settlement demand to address the Individual Defendants’ alleged wrongdoing with a comprehensive set of corporate governance reforms to resolve all derivative claims. On August 29, 2025, Plaintiff Bersch sent his own settlement demand to Evolv. In response, the Company and Plaintiffs Maas, Johnson, and Bersch exchanged multiple counterproposals. Eventually, the Settling Parties agreed to explore a potential resolution of the Derivative Matters before Jed Melnick, Esq. of JAMS (“Mr. Melnick” or the “Mediator”), a highly experienced mediator in shareholder and securities litigation. By agreement of the parties, a virtual, all-day mediation was held on February 18, 2026. While the mediation was productive, the Settling Parties were unable to reach an agreement at mediation. Accordingly, the Settling Parties scheduled another mediation session with Mr. Melnick on March 25, 2026. Between the two mediation sessions, the Settling Parties continued to engage in settlement communications under the guidance of, and facilitated by, the Mediator. The Settling Parties grappled with the substantive strengths and weaknesses of the Derivative Matters and discussed at length Settling Stockholders’ proposed settlement terms and demands, and continued to exchange further information and counterproposals during this time. The second mediation session was

5 successful and resulted in the Settling Parties drafting and circulating a proposed term sheet. After negotiating its provisions, on April 22, 2026, the Settling Parties executed the Term Sheet, which, subject to approval of the Court, resolves the Derivative Matters and the Released Claims as further described herein. The substantive consideration for the Settlement (defined herein) is incorporated herewith as Exhibit A to this Stipulation. Further, Evolv produced confirmatory discovery negotiated by Stockholders’ Counsel that consisted of internal Evolv documents produced in the related Securities Class Action, comprised of Board-level materials from the relevant time period. Subsequent to the Settling Parties’ agreement in principle on the material terms of the Settlement, the parties began separately negotiating in good faith the payment of reasonable attorneys’ fees and expenses to be paid to Stockholders’ Counsel in consideration of the substantial benefits achieved for Evolv through their efforts. After extensive negotiations through the Mediator, on May 1, 2026, Mr. Melnick issued a proposal of $1,275,000.00 that the Settling Parties accepted on May 4, 2026, subject to Court approval. II. SETTLING STOCKHOLDERS’ CLAIMS AND SETTLEMENT RECOMMENDATION Settling Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit. Settling Stockholders’ entry into this Stipulation is not intended to be, and shall not be construed as, an admission or concession concerning the relative strength or merits of the claims alleged in the Derivative Matters. Settling Stockholders and Stockholders’ Counsel have, however, taken into account the substantial time, expense, and uncertainty inherent in any attempt to improve upon the result through continued prosecution of the Derivative Matters through trial and any subsequent appeal, including problems of proof, challenges in overcoming the many unique defenses available to the Individual Defendants in derivative litigation, the

6 Individual Defendants’ advancement and indemnification rights, and the difficulties of proving and collecting any potential damages awarded at trial. Settling Stockholders and Stockholders’ Counsel are also mindful of the costs and disruption further litigation would impose upon the Company. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Evolv and its shareholders, Settling Stockholders and Stockholders’ Counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon the Company, as reflected in Exhibit A hereto, renders the Settlement fair, reasonable, and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Evolv and its shareholders. Settling Stockholders and Stockholders’ Counsel’s conclusion is based on their extensive investigation and evaluation of the available public and non-public information. Stockholders’ Counsel’s investigation included compilation, review, and analysis of, among other things: (i) the Company’s press releases and recorded or transcribed public statements in connection with quarterly earnings releases, year-end results, annual shareholder meetings, and other meetings and communications with investors and analysts; (ii) Evolv’s regulatory filings, including filings with the SEC; (iii) news and business media reports about Evolv; (iv) investment and securities analysts’ reports and advisories; (v) the confirmatory discovery produced by Evolv; (vi) internal Company documents produced in response to Ingrao’s demand; (vii) court filings in the Securities Class Action; and (viii) other publicly available information. Settling Stockholders and Stockholders’ Counsel’s decision is further informed by their thorough analysis of the facts and law governing the applicable derivative standing and pleading

7 requirements, substantive claims and defenses, and damages and disgorgement remedies. Settling Stockholders and Stockholders’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting pleadings and amended pleadings, preparing and submitting a mediation statement and settlement demands, and during the many months of substantive written and verbal exchanges with Defendants’ Counsel and the Mediator. Accordingly, Settling Stockholders and Stockholders’ Counsel have agreed to settle the Derivative Matters upon the terms and subject to the conditions set forth herein. III. THE SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY The Settling Defendants deny each and every one of the claims and contentions alleged by Settling Stockholders. The Settling Defendants expressly deny all allegations of wrongdoing or liability against them, or any of them, or any other current or former Evolv directors or officers, arising out of, based upon, or related to any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Matters. Without limiting the foregoing, the Settling Defendants deny, among other things, that they or any other current or former Evolv directors or officers breached their fiduciary duties, or any other duty owed to Evolv or its stockholders, or engaged in any wrongdoing whatsoever. The Settling Defendants further deny that Settling Stockholders, Evolv, or Evolv’s stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they and all other current or former Evolv directors or officers acted in good faith and in a manner they reasonably believed to be in the best interests of Evolv and its stockholders.

8 Nonetheless, the Settling Defendants also have taken into account the burden, expense, and uncertainty inherent in any litigation, especially in complex cases like the Derivative Matters. The Settling Defendants are entering into this Stipulation solely to eliminate the burden, expense, and distraction of further litigation, and without admitting any wrongdoing or liability whatsoever. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation, including all of the commitments and undertakings agreed to by the Settling Defendants, and all attached Exhibits hereto, shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. IV. TERMS OF THE STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Settling Stockholders (for themselves and derivatively on behalf of Evolv), by and through Stockholders’ Counsel, and Defendants, by and through their attorneys of record, that in exchange for the consideration set forth below, the Derivative Matters and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released upon and subject to the terms and conditions of this Stipulation, as follows: A. Definitions As used in this Stipulation the following terms have the meanings specified below: 1. “Court” means the U.S. District Court for the District of Massachusetts. 2. “Current Evolv Stockholder(s)” means any Person(s) who are record or beneficial owners of Evolv common stock as of the date of the execution of this Stipulation and who continue

9 to hold their Evolv common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Evolv, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest. 3. “Defendants” means the Individual Defendants and nominal Defendant Evolv. 4. “Delaware Plaintiffs” means Steve Bersch and Robert Patrick, plaintiffs in the Delaware Actions. 5. “Derivative Matters” means collectively: (i) In re Evolv Technologies Holdings, Inc. Stockholder Derivative Litigation, Master File No. 1:24-cv-12822-ADB (D. Mass.) (the “Massachusetts Action”); (ii) Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025) (“Bersch Action”); (iii) Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025); and (iv) Ingrao’s pre-suit litigation demand. 6. “Effective Date” means the first date by which all of the events and conditions specified in Section IV(F), ¶1 of this Stipulation have been met and have occurred. 7. “Evolv” or the “Company” means Evolv Technologies Holdings, Inc., including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns. 8. “Federal Counsel” means The Rosen Law Firm, P.A. and Rowley Law PLLC. 9. “Federal Plaintiffs” mean Bonnie Maas and Jonathan Johnson, plaintiffs in the Massachusetts Action. 10. “Final” means the time when the Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for

10 seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Derivative Matters; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of service awards to Settling Stockholders. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses or the payment of service awards to Settling Stockholders shall not in any way delay or preclude the Judgment from becoming Final. 11. “Final Order and Judgment” or “Judgment” means the judgment to be rendered by the Court in the Actions upon its final approval of the Settlement, substantially in the form attached as Exhibit C hereto. 12. “Individual Defendants” or “Settling Defendants” means defendants Neil Glat, Kevin Charlton, Michael Ellenbogen, David Mounts Gonzales, Rajan Naik, Merline Saintil, Kimberly Sheehy, Mark Sullivan, Bilal Zuberi, John Kedzierski, Alan Cohen, Peter George, Mario Ramos, Mark Donohue, David Orfao, Anthony DeRosa, Adam Deutsch, Thomas J. Sullivan, Charles Baynes-Reid, Charles Goldman, Kathleen Harris, Brian Mathis, Marc Saiontz, and Sezaneh Taherian. 13. “Long-Form Notice” means the notice in substantially similar form as the notice attached as Exhibit B-1 hereto.

11 14. “Person” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. 15. “Reforms” means the corporate governance reforms set forth in Exhibit A hereto, which the Company shall adopt, implement, and maintain, pursuant to and in accordance with this Stipulation. 16. “Related Parties” means: (i) as to Evolv, Evolv’s past or present directors, officers, managers, employees, partners, agents, attorneys, accountants, auditors, banks, insurers, co- insurers, advisors, consultants, experts, successors, subsidiaries, divisions, joint ventures, assigns, general or limited partnerships, limited liability companies, any entity in which Evolv has a controlling interest, and all officers, directors and employees of Evolv’s current and former subsidiaries; and (ii) as to the Settling Defendants, (1) each spouse, immediate family member, heir, executor, estate, administrator, agent, attorney, accountant, auditor, bank, insurer, co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Settling Defendant, or any spouse or family member thereof serves as a settlor, beneficiary, or trustee, and (3) any entity in which a Settling Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which a Settling Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them. 17. “Released Claims” means all claims, demands, rights, liabilities, and claims for relief of every nature and description whatsoever, known or unknown (including Unknown Claims,

12 as set forth in Section IV(A), ¶28), that have been, or could have been, asserted in the Derivative Matters by Settling Stockholders, Evolv, or any Evolv stockholder derivatively on behalf of Evolv against the Settling Defendants and Released Persons arising out of, or relating to, any of the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged omissions, or alleged failures to act in connection with or related to the facts alleged in the Derivative Matters. 18. “Released Persons” means the Settling Defendants, Evolv, and their respective Related Parties. As defined in Section IV(A), ¶16 above, Related Parties includes, but is not limited to, all current and former Evolv directors and officers, including all those who are named as defendants in the stockholder derivative actions described in Section I, above. 19. “Securities Class Action” means the securities class action captioned In re Evolv Technologies Holdings, Inc. Securities Litigation, Case No. 24-cv-10761-ADB (D. Mass.). 20. “Settlement” or “Stipulation” means the agreement, terms, and conditions contained in this Stipulation and its Exhibits. 21. “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement and determine: (i) whether to enter Judgment; and (ii) any other matters before the Court, at the Court’s discretion. 22. “Settlement Notice” means the notice of the proposed Settlement substantially in the forms attached hereto as Exhibits B-1 (“Long-Form Notice”) and B-2 (“Short-Form Notice”). 23. “Settling Parties” means, collectively, Settling Stockholders, the Settling Defendants, and Evolv. 24. “Short-Form Notice” means the notice in substantially similar form as attached hereto as Exhibit B-2.

13 25. “Settling Stockholders” means Bonnie Maas, Jonathan Johnson, Steve Bersch, Robert Patrick, and Nicholas R. Ingrao. 26. “Stockholders’ Counsel” means the law firms of The Rosen Law Firm, P.A., Rowley Law PLLC, Schubert Jonckheer & Kolbe LLP, The Brown Law Firm, P.C., Shuman, Glenn & Stecker, Sweeney Merrigan Law, LLP, deLeeuw Law, LLC, and Farnan LLP. 27. “Term Sheet” means the Settlement Term Sheet dated April 22, 2026. 28. “Unknown Claims” means any actions, suits, claims, demands, rights, liabilities, and causes of action, including both known claims and Unknown Claims (as defined herein), which Settling Stockholders, Evolv, or an Evolv stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Settling Stockholders, Evolv, and its stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits of California Civil Code §1542, and by any law of any state or territory of the United States or any other state, sovereign, or jurisdiction, or any principle of common law that is similar, comparable, or equivalent to Section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. Further, with respect to any and all claims released pursuant to Section IV(E), below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Persons also

14 shall expressly waive, and by operation of the Judgment shall have expressly waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. Settling Stockholders, Evolv, and each Evolv stockholder may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Evolv stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. B. Terms of the Settlement 1. Evolv shall adopt and implement the Reforms detailed in Exhibit A hereto within thirty (30) days after the Effective Date of Settlement, to remain in effect for no less than five (5) years from the Effective Date of Settlement (the “Commitment Term”). 2. The Company acknowledges and agrees that the Reforms confer substantial corporate benefits upon Evolv and its stockholders and that the Settlement is in all respects fair and reasonable and in the best interests of the Company and its stockholders. 3. The Company further acknowledges and agrees that the initiation and prosecution of the Derivative Matters were the cause of Evolv adopting and implementing the Reforms.

15 C. Approval and Notice 1. Promptly after execution of this Stipulation, Federal Plaintiffs shall submit the Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit B hereto (the “Preliminary Approval Order”), requesting, among other things, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits B-1 and B-2, which shall include the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing as described herein. Federal Plaintiffs shall provide Defendants’ Counsel with a draft of the motion for preliminary approval at least three business days prior to filing the motion, such that Defendants’ Counsel has a reasonable opportunity to review and comment on the motion, and Federal Plaintiffs shall consider such comments in good faith. 2. Within five (5) business days following the Court’s entry of the Preliminary Approval Order, Evolv shall issue notice of the Settlement, which shall consist of: (i) the publication of the Short-Form Notice once in a national business publication; (ii) the posting of the Long-Form Notice and the Stipulation (including Exhibits) on the “Investor Relations” portion of the Company’s website, and shall remain on the Company’s website until the judgment becomes Final; and (iii) the filing with the SEC of a Current Report on Form 8-K, attaching the Long-Form Notice and the Stipulation (including Exhibits). 3. Evolv, or its insurance carriers, shall bear all costs associated with this Settlement Notice, or any other form or manner of notice approved and/or required by the Court. The Settling Parties agree that the content and manner of notice set forth herein constitutes adequate and reasonable notice to Current Evolv Stockholders under applicable law and consistent with due

16 process standards. Within ten (10) business days after the dissemination of the Notice as described, Defendants’ Counsel shall file with the Court a declaration confirming the effectuation of the notice program as ordered by the Court. 4. Plaintiffs will also request that no less than forty-five (45) days after the Settlement Notice is given, the Court will hold a hearing in the Massachusetts Action (the “Settlement Hearing”) to consider and determine whether the Final Order and Judgment, substantially in the form of Exhibit C hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable, and adequate; and (b) dismissing with prejudice the Massachusetts Action against the Settling Defendants. 5. Pending the Effective Date of Settlement, the parties to the Derivative Matters, respectively, shall request that all proceedings in the Derivative Matters be or remain stayed except as otherwise provided herein, and the Settling Parties shall not file or prosecute any other actions or proceedings relating to the Settlement. D. Stockholders’ Counsel’s Separately Negotiated Attorneys’ Fees and Expenses 1. The Settling Parties agree that Stockholders’ Counsel are entitled to an award of reasonable attorneys’ fees and expenses based upon the substantial corporate benefits conferred upon the Company and Current Evolv Stockholders by the Settlement. After negotiating the substantive terms of the Settlement and the execution of the Term Sheet, counsel for the Settling Parties, with the substantial assistance of the Mediator, separately negotiated the agreed-to Fee and Expense Amount. As a result of these negotiations, and in consideration of the substantial corporate benefits to Evolv achieved through the efforts of Stockholders’ Counsel, the Defendants agreed to a Fee and Expense Amount not to exceed $1,275,000.00, subject to Court approval.

17 2. Evolv shall cause its insurance carrier(s) to pay the Fee and Expense Amount into an account designated by Plaintiffs’ Counsel within thirty (30) calendar days of entry of the Final Order and Judgment approving the Settlement and Fee and Expense Amount, notwithstanding the existence of any collateral attacks on the Settlement, including, without limitation, any objections or appeals. Stockholders’ Counsel will provide to Defendants’ Counsel all necessary payment details for Evolv’s insurance carrier(s) to accomplish payment by ACH and/or check, including ACH payment instructions. 3. Stockholders’ Counsel shall allocate the Fee and Expense Amount among themselves. Stockholders’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Amount among them shall be presented to and be mediated by the Mediator, and if mediation is unsuccessful, decided on a final, binding, non-appealable basis by the Mediator, on the terms and subject to the processes and procedures set forth by the Mediator in his sole discretion. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by Stockholders’ Counsel and shall be allocated by agreement or as finally determined by the Mediator. Defendants and Defendants’ Counsel shall have no responsibility for the allocation or distribution of the Fee and Expense Amount amongst Stockholders’ Counsel. 4. Neither an award of attorneys’ fees and litigation expenses to Stockholders’ Counsel nor the payment of service awards to Plaintiffs is a necessary term of this Stipulation and are not a condition of the Settlement embodied herein. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the consideration of any award of attorneys’ fees and litigation expenses or any service awards to Settling Stockholders, and the failure of the Court to approve any requested award of attorneys’ fees and litigation expenses or any service awards to Settling Stockholders, in whole or in part, shall have no effect

18 on the Settlement. Neither Settling Stockholders nor Stockholders’ Counsel may cancel or terminate the Settlement based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and litigation expenses. 5. In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the order and final judgment is reversed or vacated, within ten (10) business days after written notification is sent by Defendants’ Counsel, Stockholders’ Counsel shall refund the Fee and Expense Amount by wire transfer in accordance with the instructions to be provided by Defendants’ Counsel. 6. Federal Plaintiffs may seek service awards for Settling Stockholders in an amount not to exceed $2,000 each, to be paid out of the Fee and Expense Amount, in recognition of the time and effort each has contributed to the litigation. Defendants agree not to oppose the request for service awards for Settling Stockholders. The approval of the Settlement is not conditioned upon the Court’s approval of any requested service awards. E. Releases 1. Upon the Effective Date, as defined in Section IV(F), ¶1, Evolv, Evolv stockholders, or any Person acting on behalf of Evolv and Settling Stockholders (acting on their own behalf and/or derivatively on behalf of Evolv) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Released Persons and any and all causes of action or claims (including Unknown Claims) that have or could have been asserted in the Derivative Matters by Settling Stockholders, Evolv, or any Evolv stockholder derivatively on behalf of Evolv, or Evolv against the Defendants or the Released Persons arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged

19 omissions, or alleged failures asserted in the Derivative Matters. Nothing herein shall in any way impair or restrict the rights of any Settling Party or any other Released Person to enforce the terms of the Stipulation. 2. Upon the Effective Date, as defined in Section IV(F), ¶1, Evolv, Evolv stockholders, or any Person acting on behalf of Evolv, and Settling Stockholders (acting on their own behalf and derivatively on behalf of Evolv and its stockholders) shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons or any action or other proceeding against any of the Released Persons arising out of, relating to, or in connection with the Released Claims, the Derivative Matters, or the filing, prosecution, defense, settlement, or resolution of the Derivative Matters. 3. Upon the Effective Date, as defined in Section IV(F), ¶1, each of the Released Persons and the Related Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Settling Stockholders, Stockholders’ Counsel, and all Current Evolv Stockholders (solely in their capacity as Evolv stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Matters or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 4. Notwithstanding Section IV(E), ¶¶1-3 above, nothing in the Stipulation or Judgment shall provide a release of any claims to enforce this Stipulation, the Settlement, or the Judgment or bar any action by any Settling Party to enforce the terms of the Stipulation, the Settlement, or the Judgment. In addition, nothing in Section IV(E), ¶¶1-3 is intended to release any rights to indemnification, insurance coverage, or advancement of expenses that any Released

20 Person has or may have under any insurance policy, contract, bylaw, or charter provision, or under Delaware law, including but not limited to any rights any Released Person has or may have related to any pending or threatened civil or governmental proceedings. F. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination 1. The Effective Date shall be conditioned on the occurrence of all of the following events: a. Court approval of the Settlement and approval of the content and method of providing notice of the proposed Settlement to Current Evolv Stockholders, and the subsequent dissemination of the notice to Current Evolv Stockholders; b. Court entry of the Judgment, in all material respects in the form set forth as Exhibit C annexed hereto, approving the Settlement and dismissing the Massachusetts Action with prejudice, without awarding costs to any party, except as provided herein; and c. the passing of the date upon which the Judgment becomes Final. 2. If any of the conditions specified in Section IV(F), ¶1 are not met, then the Stipulation shall be cancelled and terminated subject to the provisions of this Section IV(F), unless counsel for the Settling Parties mutually agrees in writing to proceed with an alternative or modified Stipulation and submit it for Court approval. If for any reason the Effective Date does not occur, or if this Stipulation is terminated, cancelled, or otherwise fails to become effective for any reason: a. the Settling Parties, Released Persons, and Related Parties shall be restored to their respective positions that existed immediately prior to the date of execution of the Stipulation;

21 b. all negotiations, proceedings, documents prepared, and statements made in connection with this Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Matters or in any other action or proceeding; and c. the terms and provisions of the Stipulation, including the Term Sheet shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Matters or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 3. No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of attorney’s fees, costs, expenses, and interest awarded by the Court to Stockholders’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 4. Within seven (7) calendar days of the entry of the Judgment, Delaware Plaintiffs shall file the necessary paperwork to effectuate dismissal of the Delaware Actions with prejudice and the Demanding Stockholder shall formally withdraw his litigation demand with prejudice. G. Bankruptcy 1. In the event any proceedings by or on behalf of Evolv, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders,

22 consents, releases, and approvals to effectuate this Stipulation in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement. 2. If any Bankruptcy Proceedings by or on behalf of Evolv are initiated prior to the Court’s entry of an order approving the Fee and Expense Amount, the Settling Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing payment of the Fee and Expense Amount, or finding that payment of the amount of the Fee and Expense Amount does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of Evolv, the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the Bankruptcy Court to carry out the terms and conditions of this Stipulation. H. Miscellaneous Provisions 1. The Settling Parties: (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

23 2. The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and Evolv and its stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Related Party as to the merits of any claim, allegation, or defense. The Judgment shall contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all similar state law provisions. The Settling Parties further agree that the Released Claims are being settled voluntarily after consultation with competent legal counsel and under the guidance and supervision of the experienced Mediator. 3. Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Evolv and the Settling Defendants may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims. 4. Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claim, or of any fault, wrongdoing, or liability of the Released Persons or Evolv; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Evolv in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the

24 Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 5. All agreements made and orders entered during the course of the Derivative Matters relating to the confidentiality of information or sealing of documents shall survive this Stipulation and the Judgment. 6. All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7. This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest. 8. This Stipulation shall be deemed to have been drafted equally by all the Settling Parties. 9. In the event there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any Exhibit hereto, the terms of the Stipulation shall prevail. 10. This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Matters and no parol or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their

25 counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law. 11. Each of the Individual Defendants expressly denies and continues to deny all allegations of wrongdoing, liability, or damages against himself or herself arising out of any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Derivative Matters. The existence of the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions of the Settling Parties with respect to the Derivative Matters, shall not be deemed a presumption, concession, admission, or finding by any of the Settling Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Derivative Matters or with respect to any of the claims settled in the Derivative Matters, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Derivative Matters, or in any other action or proceeding, except to enforce the terms of the Stipulation or the Settlement as otherwise expressly provided herein. 12. The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties, the Released Persons, and Persons granting releases hereunder. The Settling Parties agree that this Stipulation will run to their respective successors-in-interest, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives and they further agree that any planned, proposed, or actual

26 sale, or change-in-control of Evolv shall not void this Stipulation; provided, however, that if the Company’s stock is no longer publicly traded in the future, the Reforms shall no longer apply. The Settling Parties further agree that, in the event of a planned, proposed, or actual sale, merger, or change-in-control of Evolv, they will continue to seek final approval of this Stipulation expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Amount. 13. Except as otherwise expressly provided herein, all parties, including all Settling Defendants, their counsel, Evolv and its counsel, and Settling Stockholders, Stockholders’ Counsel, shall bear their own fees, costs, and expenses. 14. Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions. 15. Settling Stockholders represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. 16. No representations, warranties, or inducements have been made to any of the Settling Parties concerning this Stipulation or its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 17. Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so. 18. Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist

27 upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party. 19. The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or pdf counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court. 20. Without affecting the finality of the Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and the Judgment and for matters arising out of, concerning, or relating thereto. In the event that a dispute arises between any of the Settling Parties and/or Released Persons concerning compliance with any term of this Stipulation, the Settling Parties agree that such dispute shall be mediated in good faith before, and finally resolved by, the Mediator. 21. Nothing in this Stipulation, or the negotiations relating thereto, is intended or shall be deemed to constitute a waiver of any applicable privilege or immunity, including without limitation the attorney-client privilege, the joint defense privilege, or work product protection. 22. This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Massachusetts, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Massachusetts without giving effect to Massachusetts’ choice-of-law principles.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated August 5, 2026.

THE ROSEN LAW FIRM, P.A.

Erica L. Stone (signature)

Joshua Baker
Erica L. Stone
Phillip Kim
275 Madison Avenue, 40th Floor
New York, NY 10016
Tel: (212) 686-1060
Fax: (212) 202-3827
Email: jbaker@rosenlegal.com
Email: estone@rosenlegal.com
Email: philkim@rosenlegal.com

Co-Lead Counsel in Massachusetts Action and Counsel for Plaintiff Bonnie Maas

MORRISON & FOERSTER LLP

Jamie A. Levitt (signature)

Nathaniel R. Mendell
200 Clarendon Street
Floor 21
Boston, MA 02116
Telephone: 617.648.4700
Facsimile: 617.830.0142
Email: NMendell@mofo.com

Jamie A. Levitt
250 West 55th Street
New York, NY 10019-9601
Telephone: 212.468.8000
Email: JLevitt@mofo.com

Counsel for Defendants

ROWLEY LAW PLLC

____

Shane T. Rowley, Esq.
Danielle Rowland Lindahl, Esq.
50 Main Street, Suite 1000
White Plains, New York 10606
Telephone: (914) 400-1920
Fax: (914) 301-3514
Email: srowley@rowleylawpllc.com
Email: drl@rowleylawpllc.com

Co-Lead Counsel in Massachusetts Action and Counsel for Plaintiff Jonathan Johnson

SCHUBERT JONCKHEER & KOLBE LLP

Willem F. Jonckheer (signature)

Robert C. Schubert
Willem F. Jonckheer
Dustin L. Schubert
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Email: wjonckheer@sjk.law
Email: dschubert@sjk.law

Counsel for Plaintiff Steve Bersch

THE BROWN LAW FIRM, P.C.

____

Timothy Brown

SHUMAN, GLENN & STECKER

Brett D. Stecker (signature)

Brett D. Stecker
326 W. Lancaster Ave.

28

28 IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated August 5, 2026. THE ROSEN LAW FIRM, P.A. _____________________________ Joshua Baker Erica L. Stone Phillip Kim 275 Madison Avenue, 40th Floor New York, NY 10016 Tel: (212) 686-1060 Fax: (212) 202-3827 Email: jbaker@rosenlegal.com Email: estone@rosenlegal.com Email: philkim@rosenlegal.com Co-Lead Counsel in Massachusetts Action and Counsel for Plaintiff Bonnie Maas MORRISON & FOERSTER LLP _____________________________ Nathaniel R. Mendell 200 Clarendon Street Floor 21 Boston, MA 02116 Telephone: 617.648.4700 Facsimile: 617.830.0142 Email: NMendell@mofo.com Jamie A. Levitt 250 West 55th Street New York, NY 10019-9601 Telephone: 212.468.8000 Email: JLevitt@mofo.com Counsel for Defendants ROWLEY LAW PLLC _____________________________ Shane T. Rowley, Esq. Danielle Rowland Lindahl, Esq. 50 Main Street, Suite 1000 White Plains, New York 10606 Telephone: (914) 400-1920 Fax: (914) 301-3514 Email: srowley@rowleylawpllc.com Email: drl@rowleylawpllc.com Co-Lead Counsel in Massachusetts Action and Counsel for Plaintiff Jonathan Johnson SCHUBERT JONCKHEER & KOLBE LLP _____________________________ Robert C. Schubert Willem F. Jonckheer Dustin L. Schubert 2001 Union Street, Suite 200 San Francisco, CA 94123 Telephone: (415) 788-4220 Email: wjonckheer@sjk.law Email: dschubert@sjk.law Counsel for Plaintiff Steve Bersch THE BROWN LAW FIRM, P.C. _____________________________ Timothy Brown SHUMAN, GLENN & STECKER _____________________________ Brett D. Stecker 326 W. Lancaster Ave.

29 1350 Avenue of the Americas, Suite 1200 New York, NY 10019 Telephone: (516) 922-5427 Facsimile: (516) 344-6204 Email: tbrown@thebrownlawfirm.net Counsel for Plaintiff Robert Patrick Ardmore, PA 19003 Telephone: (303) 861-3003 Counsel for Demanding Stockholder Nicholas R. Ingrao

EXHIBIT A to Stipulation of Settlement

1 EVOLV DERIVATIVE CASES In re Evolv Technologies Holdings, Inc. Stockholder Derivative Litigation, Case No. 1:24-cv-12822-ADB (D. Mass. 2024); Bersch v. George, et al., C.A. No. 2025-0266- MTZ (Del. Ch. 2025); Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025); and Nicholas R. Ingrao’s Litigation Demand CORPORATE GOVERNANCE REFORMS Within thirty (30) days of issuance of a final order approving the settlement of the Evolv Derivative Cases, the Board will adopt resolutions to enact or amend the following corporate governance reforms (“Reforms”), which will remain in effect for no less than five (5) years. Evolv will acknowledge that Plaintiffs’ lawsuits were the cause of the adoption and implementation of the Reforms and that the Reforms confer substantial benefits upon Evolv and its stockholders. The Reforms shall become part of a term sheet and/or stipulation of settlement containing other customary terms of settlement. 1. Audit Committee Charter Evolv’s Audit Committee Charter shall be amended as reflected in Exhibit A hereto. 2. Marketing Policy Evolv’s Marketing Policy shall be amended as reflected in Exhibit B hereto. 3. Disclosure Committee Charter Evolv’s Disclosure Committee Charter shall be amended as reflected in Exhibit C hereto. 4. Corporate Governance Guidelines Evolv ‘s Corporate Governance Guidelines shall be amended as reflected in Exhibit D hereto. 5. General Counsel Position The General Counsel position shall be specifically tasked with the following targeted duties to assist the Board with oversight of Evolv’s legal and compliance matters: (a) Updating the Code of Business Conduct and Ethics. Materially changing compliance documents, including but not limited to the Code of Business

2 Conduct and Ethics, shall require approval of the Board; (b) Working with the Audit Committee to evaluate the adequacy of Evolv’s internal controls over compliance and developing proposals for improving these controls for submission to the Board. This includes meeting with the Audit Committee at least once every quarter to discuss ongoing and potential litigation and compliance issues; (c) Obtaining outside counsel’s advice or opinions in situations the General Counsel, in its sole discretion, deems appropriate; (d) Ensuring that all complaints and inquiries that have been properly reported to the General Counsel through the Company’s compliance hotline or website are appropriately investigated; (e) Engaging outside advisors at the Company’s expense at the General Counsel’s discretion; (f) Ensuring that all requirements with respect to training and certifications have been met; and (g) Ensuring that any demands for action by any shareholder are dealt with in a timely manner, and that a demand committee is created where necessary to address any demand for action by any shareholder, which retains independent counsel. 6. Board Discussion Concerning Certain Topics The Board shall conduct discussions as necessary, but at least once annually, regarding: (a) efforts to ensure that the Company is complying with best revenue recognition practices and the Marketing Policy described herein; and (b) efforts to ensure that the Company is in full compliance with the December 6, 2024 permanent injunction ordered by the U.S. District Court for the District of Massachusetts in connection with the Company’s November 26, 2024 settlement with the Federal Trade Commission. Such discussions shall be reflected in Board materials. 7. Marketing Practices Oversight In addition to legal and compliance responsibilities, the General Counsel position shall be specifically tasked with the following targeted duties to promote responsible marketing practices:

3 (a) At least annually, the General Counsel shall meet with the Company’s Director of Advertising Law and IP and/or Chief Marketing Officer to discuss the Company’s marketing practices generally and specifically concerning Evolv Express, as well as public disclosures concerning the efficacy of Evolv Express; (b) The General Counsel shall, as necessary, meet with the Company’s Director of Advertising Law and IP and/or Chief Marketing Officer to discuss any issues that arise with respect to the substantiation of marketing claims as part of the claims clearance review process; and (c) The General Counsel shall monitor compliance with training of sales and marketing employees concerning applicable laws, rules, and regulations, including legislation relating to Evolv’s products and applicable marketing rules. 8. Code of Business Conduct and Ethics The Company acknowledges that Plaintiffs’ lawsuits were material factors causing the Company to make specified post-filing enhancements to the Code of Business Conduct and Ethics (or any related internal code or policy) concerning the Company’s compliance framework, including a dedicated section on Responsibilities of Managers and Leaders, a five-question ethical decision-making test that employees should apply before acting, and enhancing employees’ awareness of the Company’s reporting and speak-up culture through interactive, engaging communication campaigns. 9. Creation of Management-Level Compliance Committee The role and responsibilities of the newly-created Management-Level Compliance Committee is reflected in Exhibit E hereto.

EXHIBIT A

1 EVOLV TECHNOLOGIES HOLDINGS, INC. AUDIT COMMITTEE CHARTER As of February 2025March 2026 I. Purpose The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”) is to oversee the accounting and, financial reporting processes, and internal audit functions of the Company and the audits of the financial statements of the Company. The Committee’s role is limited to oversight. The Company’s management is responsible for establishing and maintaining accounting policies and procedures in accordance with generally accepted accounting principles (“GAAP”) and other applicable reporting and disclosure standards and for preparing the Company’s financial statements. The Company’s independent auditors are responsible for auditing and reviewing those financial statements. Each member of the Committee is entitled to rely on the integrity of those persons within the Company and from the professionals and experts from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts. II. Composition The Committee must consist of at least three directors, subject to any available exception. Each Committee member must satisfy the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and the more rigorous independence rules for members of the audit committees issued by the Securities and Exchange Commission (the “SEC”), subject in each case to any applicable exception. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be an “audit committee financial expert” as defined under SEC rules. Further, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Committee) at the same time unless such member is a retired certified public accountant, chief financial officer, controller or has similar experience, in which case the limit will be four committees. Committee members may be removed from the Committee, with or without cause, by the Board. One member of the Committee may be designated as the Chair by the Board. Unless a Chair is designated by the Board, the Committee may designate a Chair by majority vote of the full Committee membership. III. Meetings, Procedures and Authority The Committee must meet at least once during each fiscal quarterfour (4) times annually and in separate private sessions with the Company’s management, the internal auditor, and the independent auditor, in carrying out its duties. The Committee must meet separately, periodically, with management (as appropriate), with the internal auditor and with the

2 independent auditor.quarterly with the Company’s counsel to review all significant legal matters.. The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee. The Committee must solicit the input of business unit representatives as necessary to review the accuracy of public disclosures related to issues within their purview and area of expertise, including, without limitation: (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity; or (ii) any other matter required to be disclosed under state and federal securities laws and regulations. The Committee may, in its sole discretion, retain or obtain advice from any counsel, consultants, experts or other advisors (independent or otherwise) that the Committee believes to be necessary or appropriate and will have sole authority to approve such counsel, consultant, expert or advisor’s fees and other terms and conditions of such counsel, consultant, expert or advisor’s retention. The Company must provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Committee, the Company’s bylaws and applicable Nasdaq and SEC rules. The Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. IV. Duties and Responsibilities Independent Auditor 1. Appointment and Oversight. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor and each such other registered public accounting firm must report directly to the Committee. At least annually, the Committee will evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner, and to assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular

3 rotation of the accounting firm serving as the Company’s independent auditors. 2. Pre-Approval of Services. The Committee must pre-approve any audit and non-audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Committee or if such service falls within available exceptions under SEC rules. Other than with respect to the annual audit of the Company’s consolidated financial statements, the Chair of the Committee is authorized to pre-approve other audit services and non-audit services provided to the Company by the independent auditor on behalf of the Committee and each such pre-approval decision will be presented to the full Committee at its next scheduled meeting. 3. Annual Report on Independence. The Committee must, at least annually, obtain and review a report from the independent auditor describing (a) the auditing firm’s internal quality control procedures; (b) any material issues raised by the most recent internal quality control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years relating to any independent audit conducted by the auditing firm, and any steps taken to deal with any such issues; and (c) all relationships and services between the independent auditor and the Company in order to assess the independent auditors’ independence. The Committee must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor, and, if the Committee determines that further inquiry is advisable, must take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence. Annual Financial Statements and Annual Audit 4. Audit Discussions. The Committee must review and discuss with the Company’s independent auditors, the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process; the overall audit strategy; the scope and timing of the annual audit; any significant risks identified during the auditors’ risk assessment procedures; and when completed, the results, including significant findings, of the annual audit. The Committee must also review, and discuss with the Company’s independent auditors, (i) the qualitative aspects of significant accounting policies and practices,; (ii) the assessment of critical accounting policies and practices,; (iii) conclusions regarding critical accounting estimates,; (iv) significant unusual transactions,; (v) any critical audit matters,; (vi) financial statement presentation,; (vii) new accounting pronouncements,; and (viii) alternative accounting treatments. 54. Audit Problems. In addition, the Committee must review and discuss with the Company’s independent auditors and management, any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information), any significant disagreements with management, and management’s response to these problems, difficulties or disagreements, and resolve any disagreements between the Company’s auditors and management. 65. Form 10-K Review. The Committee must review and discuss with management and the independent auditor the annual audited financial statements, including the

4 Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. 76.Audit Committee Report. The Committee must provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders. 87.Auditor Communications. The Committee must review and discuss with the Company’s independent auditors any other matters required to be discussed by the Public Company Accounting Oversight Board and the SEC. Quarterly Financial Statements 98. Form 10-Q Review. The Committee must review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for inclusion in the Company’s Quarterly Report on Form 10-Q. 109. Risk Oversight Responsibilities. The Committee must oversee enterprise risk management, review and discuss the Company’s guidelines and policies with respect to risk assessment and risk management, and discuss with management the steps management has taken to monitor and control these exposures. The Committee has responsibility for oversight of risks and exposures associated with financial risks as well as information technology risks, including cybersecurity and data privacy risks, and legal and regulatory risks. The Committee will report to the Board periodically with respect to the foregoing matters. The Committee further has the authority to take the following actions below, set forth as a guide, with the understanding that the Committee will carry them out in a manner that is appropriate given the Company’s need and circumstances, subject to any obligations and procedures governing the nomination of directors to the Board that may be set forth in any stockholders’, investors’ rights, or other applicable agreement to which the Company is a party: Risk Management Framework and Governance: Reviewing and approving the Enterprise Risk Management (“ERM”) framework, policies and practices and matters related to the Company’s aggregate risk profile, risk tolerance and risk appetite; overseeing the operation of the ERM framework, processes and methodologies and management’s steps to ensure that such ERM framework, processes and methodologies satisfy all regulatory requirements and are appropriate for the Company in light of its capital structure, business strategy, risk profile, risk appetite and other appropriate risk-related factors. Risk Management Oversight: Reviewing and discussing with management the assessment of key risks conducted by the ERM function and related risk management policies, control procedures and practices. Reviewing and discussing with management risk management strategies, emerging risks, risk mitigation strategies and other matters related to the management of risks pertaining to the Company’s business. Reviewing ERM objectives and monitoring

5 management’s execution of such objectives. Overseeing business continuity planning and disaster recovery capabilities and contingency plans. Other Duties and Responsibilities 1110. Review of Earnings Releases. The Committee must review and discuss the Company’s planned public announcements regarding the Company’s results of operations, including quarterly earnings releases and presentations, financial information and earnings guidance to be provided to investors, analysts and rating agencies, the use of non-GAAP financial measures and any proposed announcements that reflect a major shift in Company strategy or outlook. 1211. Hiring of Independent Auditor Employees. The Committee must set clear hiring policies for employees or former employees of the Company’s independent auditor. 1312. Compliance with Applicable Laws and Regulations. The Committee must review the Company’s compliance with applicable laws and regulations and review and oversee the Company’s policies, procedures and programs designed to promote and monitor legal, ethical and regulatory compliance. 1413. Complaint Procedures. The Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. 1514. Review of Code of Business Conduct and Ethics (the “Code of Ethics”). The Committee must, at least annually, consider and discuss with management and the independent auditor the Company’s Code of Ethics and the procedures in place to enforce the Code of Ethics. The Committee must also consider and discuss and, as appropriate, grant or recommend that the Board grant, requested waivers from the Code of Ethics brought to the attention of the Committee consistent with the procedures specified in the Code of Ethics. 1615. Review of Internal Control Over Financial Reporting. The Committee must review and discuss with management and the independent auditor the adequacy of the Company’s internal control over financial reporting (“ICFR”), the adequacy of the Company’s disclosures about changes in ICFR and any steps management has taken to address material weaknesses in ICFR. The Committee must review and discuss with management and the independent auditor management’s report on ICFR and the independent auditor’s attestation report on the Company’s ICFR for purposes of the Company’s Annual Report on Form 10-K, to the extent such reports are required. 1716. Review of Internal Audit Department. The Committee must review, discuss with the Company’s independent auditors, and approve the functions of the Company’s internal audit department, including its purpose, authority, organization, responsibilities, budget and staffing. The Committee must also review the scope and performance of the department’s internal audit plan, including the results of any internal audits, any reports to management and management’s response to those reports; and to review and approve the hiring or dismissal of the head of the internal audit department. In furtherance of this review,

6 the Board will retain an independent consulting service to conduct an analysis, as it deems necessary, regarding appropriate steps the Company should take to test and strengthen the internal controls and internal audit functions with respect to compliance with laws and regulations. 1817. Review of Reports of Independent Auditors. The Committee must review and discuss all reports of the independent auditor, including annual and quarterly reports on critical accounting policies and practices. 1918. Review of Related Person Transactions. The Committee must review all related person transactions as defined by Item 404 of Regulation S-K on an ongoing basis and all such transactions must be approved or ratified by the Committee. 2019. Reports to the Board of Directors. The Committee must report regularly to the Board regarding the activities of the Committee. 2120. Committee Self-Evaluation. The Committee must annually perform an evaluation of the performance of the Committee. 2221. Review of this Charter. The Committee must annually review and reassess this Charter and submit any recommended changes to the Board for its consideration. V. Delegation of Duties In fulfilling its responsibilities, the Committee is entitled to delegate, subject to the requirements of applicable Nasdaq and SEC rules, any or all of its responsibilities to a subcommittee of the Committee.

1 EVOLV TECHNOLOGIES HOLDINGS, INC. AUDIT COMMITTEE CHARTER As of March 2026 I. Purpose The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”) is to oversee the accounting, financial reporting, and internal audit functions of the Company and the audits of the financial statements of the Company. The Committee’s role is limited to oversight. The Company’s management is responsible for establishing and maintaining accounting policies and procedures in accordance with generally accepted accounting principles (“GAAP”) and other applicable reporting and disclosure standards and for preparing the Company’s financial statements. The Company’s independent auditors are responsible for auditing and reviewing those financial statements. Each member of the Committee is entitled to rely on the integrity of those persons within the Company and from the professionals and experts from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts. II. Composition The Committee must consist of at least three directors, subject to any available exception. Each Committee member must satisfy the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and the more rigorous independence rules for members of the audit committees issued by the Securities and Exchange Commission (the “SEC”), subject in each case to any applicable exception. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be an “audit committee financial expert” as defined under SEC rules. Further, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Committee) at the same time unless such member is a retired certified public accountant, chief financial officer, controller or has similar experience, in which case the limit will be four committees. Committee members may be removed from the Committee, with or without cause, by the Board. One member of the Committee may be designated as the Chair by the Board. Unless a Chair is designated by the Board, the Committee may designate a Chair by majority vote of the full Committee membership.

2 III. Meetings, Procedures and Authority The Committee must meet at least four (4) times annually and in separate private sessions with the Company’s management, the internal auditor, and the independent auditor, in carrying out its duties. The Committee must meet quarterly with the Company’s counsel to review all significant legal matters.. The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee. The Committee must solicit the input of business unit representatives as necessary to review the accuracy of public disclosures related to issues within their purview and area of expertise, including, without limitation: (i) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, or liquidity; or (ii) any other matter required to be disclosed under state and federal securities laws and regulations. The Committee may, in its sole discretion, retain or obtain advice from any counsel, consultants, experts or other advisors (independent or otherwise) that the Committee believes to be necessary or appropriate and will have sole authority to approve such counsel, consultant, expert or advisor’s fees and other terms and conditions of such counsel, consultant, expert or advisor’s retention. The Company must provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Committee, the Company’s bylaws and applicable Nasdaq and SEC rules. The Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. IV. Duties and Responsibilities Independent Auditor 1. Appointment and Oversight. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) and any other registered public accounting firm engaged for

3 the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor and each such other registered public accounting firm must report directly to the Committee. At least annually, the Committee will evaluate the qualifications, performance and independence of the Company's independent auditors, including an evaluation of the lead audit partner, and to assure the regular rotation of the lead audit partner at the Company's independent auditors and consider regular rotation of the accounting firm serving as the Company's independent auditors. 2. Pre-Approval of Services. The Committee must pre-approve any audit and non- audit service provided to the Company by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Committee or if such service falls within available exceptions under SEC rules. Other than with respect to the annual audit of the Company’s consolidated financial statements, the Chair of the Committee is authorized to pre-approve other audit services and non-audit services provided to the Company by the independent auditor on behalf of the Committee and each such pre-approval decision will be presented to the full Committee at its next scheduled meeting. 3. Annual Report on Independence. The Committee must, at least annually, obtain and review a report from the independent auditor describing (a) the auditing firm’s internal quality control procedures; (b) any material issues raised by the most recent internal quality control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years relating to any independent audit conducted by the auditing firm, and any steps taken to deal with any such issues; and (c) all relationships and services between the independent auditor and the Company in order to assess the independent auditors’ independence. The Committee must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor, and, if the Committee determines that further inquiry is advisable, must take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence. Annual Financial Statements and Annual Audit Audit Discussions. The Committee must review and discuss with the Company's independent auditors, the auditors' responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process; the overall audit strategy; the scope and timing of the annual audit; any significant risks identified during the auditors' risk assessment procedures; and when completed, the results, including significant findings, of the annual audit. The Committee must also review, and discuss with the Company's independent auditors (i) the qualitative aspects of significant accounting policies and practices; (ii) the assessment of critical accounting policies and practices; (iii) conclusions regarding critical accounting estimates; (iv) significant unusual transactions; (v) any critical audit matters; (vi) financial statement presentation; (vii) new accounting pronouncements; and (viii) alternative accounting treatments.

4 4. Audit Problems. In addition, the Committee must review and discuss with the Company's independent auditors and management, any audit problems or difficulties, including difficulties encountered by the Company's independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information), any significant disagreements with management, and management's response to these problems, difficulties or disagreements, and resolve any disagreements between the Company's auditors and management. 5. Form 10-K Review. The Committee must review and discuss with management and the independent auditor the annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. 6. Audit Committee Report. The Committee must provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders. 7. Auditor Communications. The Committee must review and discuss with the Company's independent auditors any other matters required to be discussed by the Public Company Accounting Oversight Board and the SEC. Quarterly Financial Statements 8. Form 10-Q Review. The Committee must review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for inclusion in the Company’s Quarterly Report on Form 10-Q. 9. Risk Oversight Responsibilities. The Committee must oversee enterprise risk management, review and discuss the Company’s guidelines and policies with respect to risk assessment and risk management, and discuss with management the steps management has taken to monitor and control these exposures. The Committee has responsibility for oversight of risks and exposures associated with financial risks as well as information technology risks, including cybersecurity and data privacy risks, and legal and regulatory risks. The Committee will report to the Board periodically with respect to the foregoing matters. The Committee further has the authority to take the following actions below, set forth as a guide, with the understanding that the Committee will carry them out in a manner that is appropriate given the Company’s need and circumstances, subject to any obligations and procedures governing the nomination of directors to the Board that may be set forth in any stockholders’, investors’ rights, or other applicable agreement to which the Company is a party:

5 Risk Management Framework and Governance: Reviewing and approving the Enterprise Risk Management (“ERM”) framework, policies and practices and matters related to the Company’s aggregate risk profile, risk tolerance and risk appetite; overseeing the operation of the ERM framework, processes and methodologies and management’s steps to ensure that such ERM framework, processes and methodologies satisfy all regulatory requirements and are appropriate for the Company in light of its capital structure, business strategy, risk profile, risk appetite and other appropriate risk-related factors. Risk Management Oversight: Reviewing and discussing with management the assessment of key risks conducted by the ERM function and related risk management policies, control procedures and practices. Reviewing and discussing with management risk management strategies, emerging risks, risk mitigation strategies and other matters related to the management of risks pertaining to the Company’s business. Reviewing ERM objectives and monitoring management’s execution of such objectives. Overseeing business continuity planning and disaster recovery capabilities and contingency plans. Other Duties and Responsibilities 10. Review of Earnings Releases. The Committee must review and discuss the Company’s planned public announcements regarding the Company’s results of operations, including quarterly earnings releases and presentations, financial information and earnings guidance to be provided to investors, analysts and rating agencies, the use of non-GAAP financial measures and any proposed announcements that reflect a major shift in Company strategy or outlook. 11. Hiring of Independent Auditor Employees. The Committee must set clear hiring policies for employees or former employees of the Company’s independent auditor. 12. Compliance with Applicable Laws and Regulations. The Committee must review the Company’s compliance with applicable laws and regulations and review and oversee the Company’s policies, procedures and programs designed to promote and monitor legal, ethical and regulatory compliance. 13. Complaint Procedures. The Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. 14. Review of Code of Business Conduct and Ethics (the “Code of Ethics”). The Committee must, at least annually, consider and discuss with management and the independent auditor the Company’s Code of Ethics and the procedures in place to enforce the Code of Ethics. The Committee must also consider and discuss and, as appropriate, grant or recommend that the Board grant, requested waivers from the Code of Ethics brought to the attention of the Committee consistent with the procedures specified in the Code of Ethics.

6 15. Review of Internal Control Over Financial Reporting. The Committee must review and discuss with management and the independent auditor the adequacy of the Company’s internal control over financial reporting (“ICFR”), the adequacy of the Company’s disclosures about changes in ICFR and any steps management has taken to address material weaknesses in ICFR. The Committee must review and discuss with management and the independent auditor management’s report on ICFR and the independent auditor’s attestation report on the Company’s ICFR for purposes of the Company’s Annual Report on Form 10-K, to the extent such reports are required. 16. Review of Internal Audit Department. The Committee must review, discuss with the Company's independent auditors, and approve the functions of the Company's internal audit department, including its purpose, authority, organization, responsibilities, budget and staffing. The Committee must also review the scope and performance of the department's internal audit plan, including the results of any internal audits, any reports to management and management's response to those reports; and to review and approve the hiring or dismissal of the head of the internal audit department. In furtherance of this review, the Board will retain an independent consulting service to conduct an analysis, as it deems necessary, regarding appropriate steps the Company should take to test and strengthen the internal controls and internal audit functions with respect to compliance with laws and regulations. 17. Review of Reports of Independent Auditors. The Committee must review and discuss all reports of the independent auditor, including annual and quarterly reports on critical accounting policies and practices. 18. Review of Related Person Transactions. The Committee must review all related person transactions as defined by Item 404 of Regulation S-K on an ongoing basis and all such transactions must be approved or ratified by the Committee. 19. Reports to the Board of Directors. The Committee must report regularly to the Board regarding the activities of the Committee. 20. Committee Self-Evaluation. The Committee must annually perform an evaluation of the performance of the Committee. 21. Review of this Charter. The Committee must annually review and reassess this Charter and submit any recommended changes to the Board for its consideration. V. Delegation of Duties In fulfilling its responsibilities, the Committee is entitled to delegate, subject to the requirements of applicable Nasdaq and SEC rules, any or all of its responsibilities to a subcommittee of the Committee.

EXHIBIT B

MARKETING POLICY Effective: 02/21/2025 Policy Owner: Legal, compliance@evolvtechnology.com SCOPE This Policy applies to all employees, officers, board members, contractors and any applicable third parties who conduct business on behalf of Evolv Technologies Holdings, Inc. including those of all wholly owned subsidiaries, joint ventures, or acquired entities. Country-specific and other jurisdictional requirements will take precedence when appropriate. To the extent there are conflicts amongst this and any local policy, this policy governs unless the local policy is more strict as required by local laws or regulations. Failure to comply with this Policy may result in disciplinary action up to and including termination, subject to local laws. PURPOSE Evolv Technologies Holdings, Inc. (together with its subsidiaries, the “Company”) is committed to conducting all our business with integrity and in compliance with all laws. This includes working to ensure that all marketing materials are truthful and accurate. POLICY It is the policy of Evolv that all marketing claims must be truthful, accurate, and properly supported. As used in this policy, “marketing material” is to be construed broadly and includes: MARKETING POLICY  product labels and displays  solution briefs and one-pagers  company websites  social media campaigns  promotional messages conveyed over the phone, email, or text/SMS  podcasts and webinars  press releases  sponsorships  media interviews  marketing through Channel partners  communications with potential and existing customers  case studies and customer testimonials  blogs and whitepapers  promotional videos and events  pitch decks  merchandise As used in this policy, “claim” or “claims” refers to any representation about an Evolv product’s:  ability to detect weapons and weapons detection accuracy  ability to ignore harmless personal items  ability to detect weapons while ignoring harmless personal items  ability to ignore harmless personal items without requiring visitors to remove any such items from pockets or bags  nuisance alarm rates  speed of screening (throughput)  labor costs  testing or the results of any testing  comparisons to metal detectors, including with respect to weapons detection accuracy, false alarm rates, throughput, or labor costs  benefits, including verticalized benefits, and customer, visitor, and patron experiences, feelings, or preferences  any material aspect of the product’s performance, efficacy, nature, or central characteristics, including, but not limited to, the use of algorithms, artificial intelligence, or other automated systems or tools. EVOLV CONFIDENTIAL 1 | PAGE

All statistics and data points (i.e., # of customers, # of school buildings, # of weapons tagged) used in marketing materials must be accurate and supported by current data. Statistics and data points should be obtained from the appropriate business owner and only be used for the period of time for which they are approved. Substantiating and Approving Claims All claims must be substantiated prior to use, and the substantiation must continue to support the claim for the duration the claim is used. Evolv The Company must have “competent and reliable scientific evidence” that supports the marketing claims being made. This competent and reliable scientific evidence (“substantiation”) must exist prior to the claim being disseminated and must be documented and maintained on file. “Competent and Reliable Evidence” means tests, analyses, research, studies, or other evidence based on the expertise of professionals in the relevant area, that (1) have been conducted and evaluated in an objective manner by qualified persons and (2) are generally accepted in the profession to yield accurate and reliable results. Before a new claim can be used in any marketing material, it must be submitted, along with the substantiation that supports the claim, by the Marketing team for a Claims Clearance Review. The review will be conducted by a committee consisting of legal and the relevant teams (marketing, product, leadership etc., the “Claim Review Committee”) depending on the nature and purpose of the claim. The Claim Review Committee will review the claim along with the supporting substantiation to determine whether the claim is adequately supported as is and therefore approved, approved with modification or disclaimers, or not approved. All approved claims (including those that are approved with modifications or disclaimers) are to be maintained in the approved Claims Library. Limitations on the use of claims (e.g., that they are approved only for certain verticals) will also be documented in the approved Cclaims lLibrary. Only claims appearing in the approved Claims Library are approved for use in marketing materials. Keep in mind, however, that the inclusion of the claim in the Claims Library does not mean that the claim is appropriate for all uses or in all circumstances—you must also look at the context, and the scope of the approval. Periodic Review by Claim Review Committee The Claim Review Committee should meet at least annually to review the approved claims in the Claims Library and the associated substantiation to ensure that the substantiation continues to support the associated claim. If the Claims Review Committee determines that the substantiation no longer supports the claim, the claim should be retired unless and until new substantiation is obtained or revised so that the claim is adequately supported. Additionally, if the Claim Review Committee determines that the substantiation no longer supports the claim, the Claim Review Committee shall work with the Company’s legal team to assess whether a corrective disclosure is required. To the extent a corrective disclosure is required, the Company’s legal team shall oversee the corrective disclosure process to ensure that all corrections are accurate, complete, and issued in a timely manner consistent with applicable laws and regulations. Business owners for approved claims will be responsible for periodically updating the claims they oversee based on the designated periodic review periods for their specific claims, and/or changes to products and messaging. Third-Party Testing Prior to commissioning any third-party testing to be used as substantiation for marketing claims, a proposal outlining the parameters of the testing, the third-party firm conducting the testing, and the claim(s) to be substantiated should be shared with legal, product marketing, and the relevant product owners for review. MARKETING POLICY

Internal Testing Prior to conducting any internal testing for the purpose of substantiating marketing claims, a proposal outlining the parameters of the testing and the claim(s) to be substantiated should be shared with legal, product marketing, and the relevant product owners for review. Prior to using internal testing to support marketing claims, or publicly sharing or speaking about the results , (i) such internal testing must be well documented in advance with results documented in real time (in the form of a report with material information, methodology, and results) and meet the criteria for Competent and Reliable Evidence, above, and (iii) the testing report and the claims to be substantiated must be submitted to legal for review. Marketing Materials All marketing materials must be created in a manner that is consistent with this Policy, Evolv’s Claims Library, and guidance and training provided by the legal team. All marketing materials should be reviewed and approved in accordance with the approval processes outlined by the legal and marketing teams prior to public use. Customer References Evolv must have documented permission from a customer prior to using the customer’s name and/or logo in Evolv marketing materials. All customer names and logos must be used in their approved form, with appropriate trademarks included. There may be conditions or limitations on such use. Permission should be confirmed with the Mmarketing team prior to use. Brand Guidelines Messaging and branding must be consistent with Evolv’s Brand Guidelines. REPORTING CONCERNS All employees are responsible for complying with this policy and reporting any suspected violation of this Policy, the law, or the Evolv’s Code of Business Conduct and Ethics. Any person with a concern can make a report to the General Counsel and Chief Compliance Officer. Concerns may also be reported using the Company’s Ethics Helpline that is available 24 hours a day, 7 days a week, by telephone at 833-761-6497 or via the Internet at https://evolv.ethicspoint.com/. The Ethics Helpline is operated by a third-party vendor. Any employee or third party who uses these Ethics Helpline resources may remain anonymous and will not be required to reveal his or her identity in a telephone call or on the anonymous website or mobile app, except in countries that have laws that do not allow for anonymous reporting. If you are located in the United Kingdom or in the European Union, or your Cconcern relates to an incident that took place in the UK or in the EU, while you may remain anonymous, the Company prefers that you identify yourself so that the Company can obtain all facts and properly investigate allegations. More information about how, when, and what to expect when reporting concerns may be found in Evolv’s Speak Up Policy. If any violation or suspected violation of applicable federal, state, or other laws or regulations is reported in connection with the Company's marketing activities, the General Counsel and Chief Compliance Officer shall ensure that the matter is promptly reviewed and investigated, and make a determination as to whether escalation to the Audit Committee is appropriate in accordance with the Company's existing policies and procedures governing the reporting of compliance matters. The Company will not discipline, discriminate against, or retaliate against any person who reports a concern in good faith and will not tolerate any such action. It will abide by all laws that prohibit retaliation against employees who lawfully submit complaints under these procedures. Reports of suspected violations will be kept as confidential as possible, consistent with local laws and the need to conduct an investigation. MARKETING POLICY

REVISION HISTORY Changes Effective Date Approved By Implemented 2/21/2025 R. Roy EVOLV CONFIDENTIAL 3 | PAGE

MARKETING POLICY Effective: _____, 2026 Policy Owner: Legal, compliance@evolvtechnology.com SCOPE This Policy applies to all employees, officers, board members, contractors and any applicable third parties who conduct business on behalf of Evolv Technologies Holdings, Inc. including those of all wholly owned subsidiaries, joint ventures, or acquired entities. Country-specific and other jurisdictional requirements will take precedence when appropriate. To the extent there are conflicts amongst this and any local policy, this policy governs unless the local policy is more strict as required by local laws or regulations. Failure to comply with this Policy may result in disciplinary action up to and including termination, subject to local laws. PURPOSE Evolv Technologies Holdings, Inc. (together with its subsidiaries, the “Company”) is committed to conducting all our business with integrity and in compliance with all laws. This includes working to ensure that all marketing materials are truthful and accurate. POLICY It is the policy of Evolv that all marketing claims must be truthful, accurate, and properly supported. As used in this policy, “marketing material” is to be construed broadly and includes: MARKETING POLICY • product labels and displays • solution briefs and one-pagers • company websites • social media campaigns • promotional messages conveyed over the phone, email, or text/SMS • podcasts and webinars • press releases • sponsorships • media interviews • marketing through Channel partners • communications with potential and existing customers • case studies and customer testimonials • blogs and whitepapers • promotional videos and events • pitch decks • merchandise As used in this policy, “claim” or “claims” refers to any representation about an Evolv product’s: • ability to detect weapons and weapons detection accuracy • ability to ignore harmless personal items • ability to detect weapons while ignoring harmless personal items • ability to ignore harmless personal items without requiring visitors to remove any such items from pockets or bags • nuisance alarm rates • speed of screening (throughput) • labor costs • testing or the results of any testing • comparisons to metal detectors, including with respect to weapons detection accuracy, false alarm rates, throughput, or labor costs • benefits, including verticalized benefits, and customer, visitor, and patron experiences, feelings, or preferences • any material aspect of the product’s performance, efficacy, nature, or central characteristics, including, but not limited to, the use of algorithms, artificial intelligence, or other automated systems or tools. EVOLV CONFIDENTIAL 1 | PAGE

All statistics and data points (i.e., # of customers, # of school buildings, # of weapons tagged) used in marketing materials must be accurate and supported by current data. Statistics and data points should be obtained from the appropriate business owner and only be used for the period of time for which they are approved. Substantiating and Approving Claims All claims must be substantiated prior to use, and the substantiation must continue to support the claim for the duration the claim is used. The Company must have “competent and reliable scientific evidence” that supports the marketing claims being made. This competent and reliable scientific evidence (“substantiation”) must exist prior to the claim being disseminated and must be documented and maintained on file. “Competent and Reliable Evidence” means tests, analyses, research, studies, or other evidence based on the expertise of professionals in the relevant area, that (1) have been conducted and evaluated in an objective manner by qualified persons and (2) are generally accepted in the profession to yield accurate and reliable results. Before a new claim can be used in any marketing material, it must be submitted, along with the substantiation that supports the claim, by the Marketing team for a Claims Clearance Review. The review will be conducted by a committee consisting of legal and the relevant teams (marketing, product, leadership etc., the “Claim Review Committee”) depending on the nature and purpose of the claim. The Claim Review Committee will review the claim along with the supporting substantiation to determine whether the claim is adequately supported as is and therefore approved, approved with modification or disclaimers, or not approved. All approved claims (including those that are approved with modifications or disclaimers) are to be maintained in the approved Claims Library. Limitations on the use of claims (e.g., that they are approved only for certain verticals) will also be documented in the approved Claims Library. Only claims appearing in the approved Claims Library are approved for use in marketing materials. Keep in mind, however, that the inclusion of the claim in the Claims Library does not mean that the claim is appropriate for all uses or in all circumstances—you must also look at the context, and the scope of the approval. Periodic Review by Claim Review Committee The Claim Review Committee should meet at least annually to review the approved claims in the Claims Library and the associated substantiation to ensure that the substantiation continues to support the associated claim. If the Claims Review Committee determines that the substantiation no longer supports the claim, the claim should be retired unless and until new substantiation is obtained or revised so that the claim is adequately supported. Additionally, if the Claims Review Committee determines that the substantiation no longer supports the claim, the Claim Review Committee shall work with the Company’s legal team to assess whether a corrective disclosure is required. To the extent a corrective disclosure is required, the Company’s legal team shall oversee the corrective disclosure process to ensure that all corrections are accurate, complete, and issued in a timely manner consistent with applicable laws and regulations. Business owners for approved claims will be responsible for periodically updating the claims they oversee based on the designated periodic review periods for their specific claims, and/or changes to products and messaging. Third-Party Testing Prior to commissioning any third-party testing to be used as substantiation for marketing claims, a proposal outlining the parameters of the testing, the third-party firm conducting the testing, and the claim(s) to be substantiated should be shared with legal, product marketing, and the relevant product owners for review. MARKETING POLICY

Internal Testing Prior to conducting any internal testing for the purpose of substantiating marketing claims, a proposal outlining the parameters of the testing and the claim(s) to be substantiated should be shared with legal, product marketing, and the relevant product owners for review. Prior to using internal testing to support marketing claims, or publicly sharing or speaking about the results, (i) such internal testing must be well documented in advance with results documented in real time (in the form of a report with material information, methodology, and results) and meet the criteria for Competent and Reliable Evidence, above, and (iii) the testing report and the claims to be substantiated must be submitted to legal for review. Marketing Materials All marketing materials must be created in a manner that is consistent with this Policy, Evolv’s Claims Library, and guidance and training provided by the legal team. All marketing materials should be reviewed and approved in accordance with the approval processes outlined by the legal and marketing teams prior to public use. Customer References Evolv must have documented permission from a customer prior to using the customer’s name and/or logo in Evolv marketing materials. All customer names and logos must be used in their approved form, with appropriate trademarks included. There may be conditions or limitations on such use. Permission should be confirmed with the marketing team prior to use. Brand Guidelines Messaging and branding must be consistent with Evolv’s Brand Guidelines. REPORTING CONCERNS All employees are responsible for complying with this policy and reporting any suspected violation of this Policy, the law, or the Evolv’s Code of Business Conduct and Ethics. Any person with a concern can make a report to the General Counsel and Chief Compliance Officer. Concerns may also be reported using the Company’s Ethics Helpline that is available 24 hours a day, 7 days a week, by telephone at 833-761-6497 or via the Internet at https://evolv.ethicspoint.com/. The Ethics Helpline is operated by a third-party vendor. Any employee or third party who uses these Ethics Helpline resources may remain anonymous and will not be required to reveal his or her identity in a telephone call or on the anonymous website or mobile app, except in countries that have laws that do not allow for anonymous reporting. If you are located in the United Kingdom or in the European Union, or your concern relates to an incident that took place in the UK or in the EU, while you may remain anonymous, the Company prefers that you identify yourself so that the Company can obtain all facts and properly investigate allegations. More information about how, when, and what to expect when reporting concerns may be found in Evolv’s Speak Up Policy. If any violation or suspected violation of applicable federal, state, or other laws or regulations is reported in connection with the Company's marketing activities, the General Counsel and Chief Compliance Officer shall ensure that the matter is promptly reviewed and investigated, and make a determination as to whether escalation to the Audit Committee is appropriate in accordance with the Company's existing policies and procedures governing the reporting of compliance matters. The Company will not discipline, discriminate against, or retaliate against any person who reports a concern in good faith and will not tolerate any such action. It will abide by all laws that prohibit retaliation against employees who lawfully submit complaints under these procedures. Reports of suspected violations will be kept as confidential as possible, consistent with local laws and the need to conduct an investigation. REVISION HISTORY MARKETING POLICY

Changes Effective Date Approved By Implemented 2/21/2025 R. Roy EVOLV CONFIDENTIAL 3 | PAGE

EXHIBIT C

1 Docusign Envelope ID: 58296831-1C45-4286-B5E6-23DC20AFD853 EVOLV TECHOLOGY HOLDINGS, INC. DISCLOSURE COMMITTEE CHARTER Effective Date: September 3, 2025 I. Purpose The Disclosure Committee (the “Committee”) of Evolv Technologies Holdings, Inc., a Delaware corporation (the “Company”), is established by the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”) to assist in fulfilling the Company’s disclosure obligations under U.S. securities laws, including ensuring the accuracy, completeness, and timeliness of the Company’s public disclosures, including those made in filings with the U.S. Securities and Exchange Commission (“SEC”) and other public communications. The Committee shall identify and update from time to time those accounting policies utilized by the Company in the preparation of its consolidated financial statements that involve estimates and assumptions that may significantly affect the amounts reported in those financial statements (the “Company’s Critical Accounting Policies”) and identify and update from time to time those risk factors that may significantly affect the business, operations and assets of the Company (the “Company’s Critical Risk Factors”). II. Authority The Committee shall operate under the authority of the CEO and CFO. It shall have access to all relevant Company documents, facilities and personnel and may consult with, outside counsel, internal auditors, or other experts as it deems necessary. III. Composition The Committee shall be co-chaired by the General Counsel and the Chief Accounting Officer. Additional members of management shall include representatives (“Management Representatives”) from: o Accounting and Reporting o Legal/Compliance o Finance & Investor Relations o Internal Audit o Sales o Human Resources, Marketing, Information Technology, Research and Development, and Operations or Business Units, as necessary The CEO and CFO may appoint or remove members at their discretionof the Committee as necessary, in light of changes to the Company’s business, operations, or management.

DocuSign Envelope ID: 58296831-1C45-4286-B5E6-23DC20AFD853

IV. Meetings, Procedures and Authority

The Committee shall meet as often as necessary, but at a minimum prior to the filing or release of each periodic financial report on SEC Forms 10-Q or 10-K, or major disclosures.

- Meetings may be held in person, telephonically, or virtually.
- Minutes shall be maintained for each meeting and retained in accordance with Company policy.

V. Reporting

Either the CEO or CFO, or a representative of the ~~Disclosure~~ Committee~~,~~ shall meet periodically, and in no event less than quarterly, with the Audit Committee to discuss material results of the ~~Disclosure~~ Committee's evaluations of the Company's disclosure controls and procedures.

VI. Duties and Responsibilities

A. The Committee shall have responsibility for ~~the compliance with this Disclosure Controls Policy of~~reviewing the following prior to their issuance:

1. Disclosure Statements which shall mean each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and each corresponding Current Report on Form 8-K, Registration Statement on Form S-1, S-3 or other form, Registration Statement on Form 10 or 8A, Offering Circular under Rule 144A or Regulation S, Private Offering Circular and Listing Application to any national securities exchange; and

2. Public Statements which shall mean communication with the media, including press releases containing financial information, earnings guidance, information about material acquisitions or dispositions, conference call scripts or other financial information material to the Company's security holders, and financial communication directly with the Company's investors, including annual reports, proxy statements and other interim or special financial reports.

~~3~~B. ~~Identifying Employees with Access to Material Non-public Information~~The Committee shall be responsible for identifying employees with access to material non-public information. In coordination with Management Representatives, the Committee shall identify employees who by virtue of their roles or involvement in specific projects or business developments, may possess material ~~non-public~~nonpublic information ("MNPI"). Such individuals in possession of MNPI shall be appropriately flagged for compliance purposes, including implementation of restrictions on securities trading and access to internal systems, to mitigate the risk of inadvertently or improper disclosure and to support the ~~Companies~~Company's insider trading policies.

2

3 Docusign Envelope ID: 58296831-1C45-4286-B5E6-23DC20AFD853 BC. The Disclosure Committee shall be responsible for identifying the Company’s Critical Accounting Policies and Critical Risk Factors. The Disclosure Committee shall identify and appoint an individual or individuals within the organization of the Company and its affiliates whose job responsibilities include (i) verifying information peculiar to each Critical Accounting Policy and each Critical Risk Factor and (ii) monitoring changes in reporting requirements relating to accounting standards, financial reporting requirements, Securities and Exchange CommissionSEC reporting and disclosure requirements, and NASDAQ reporting and disclosure requirements applicable to the Company, and disseminating any new or revised requirements to the appropriate individuals throughout such organizations. CD. The Disclosure Committee shall be responsible for maintaining, evaluating and revising on a periodic basis a form of disclosure checklist (“Disclosure Checklist”), which may be updated from time to time as appropriate, applicable to Disclosure Statements in their various formats, which Disclosure Checklist shall include, among other things, all of the Company’s Critical Accounting Policies and Critical Risk Factors. The Committee’s duties shall further include: 1. Ensuring Accuracy and Completeness Confirming that disclosuresDisclosure Statements and Public Statements (both defined herein) are accurate, complete, fairly present material information, and comply with legal requirements. 2. Disclosure Controls and Procedures Assisting in the implementation and, maintenance and evaluation of effective disclosure controls and procedures as required by Rule 13a-15 or 15d-15 under the Securities Exchange Act of 1934 (the “Exchange Act”). 3. Escalation and Communication Escalating potential issues or concerns to the CEO, CFO, CCO, Audit Committee, or Board of Directors, as appropriate. Examples of escalation triggers include potential misstatements, internal control weaknesses, and litigation or regulatory risk. 4. Certifications Supporting the CEO and CFO in their certification of the Company’s periodic reports as required under Sections 302 and 906 of the Sarbanes-Oxley Act. 5. Ongoing Monitoring Monitoring developments (legal, regulatory, and business-related) that may require updates to disclosure practices or content.

4 Docusign Envelope ID: 58296831-1C45-4286-B5E6-23DC20AFD853 E. In conducting its review of the Company’s annual, quarterly, and periodic Exchange Act filings and registration statements, the Committee shall coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit Committee, as necessary to ensure that relevant Company personnel timely report to the Committee information potentially requiring disclosure. F. In addition, the Committee shall at least annually review and assess the Company’s non-financial metrics disclosed in its Exchange Act filings. VII. Amendments The Committee shall review and reassess this Charter annually and recommend any proposed changes to the CEO and CFO for approval. Approved and Adopted on: September 3, 2025 Signed: By: (Signature) Name: John Kedzierski Title: President and Chief Executive Officer Signed: By: (Signature) Name: Chris Kutsor Title: Chief Financial Officer

1 EVOLV TECHOLOGY HOLDINGS, INC. DISCLOSURE COMMITTEE CHARTER Effective Date: __________________ I. Purpose The Disclosure Committee (the “Committee”) of Evolv Technologies Holdings, Inc., a Delaware corporation (the “Company”), is established by the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”) to assist in fulfilling the Company’s disclosure obligations under U.S. securities laws, including ensuring the accuracy, completeness, and timeliness of the Company’s public disclosures, including those made in filings with the U.S. Securities and Exchange Commission (“SEC”) and other public communications. The Committee shall identify and update from time to time those accounting policies utilized by the Company in the preparation of its consolidated financial statements that involve estimates and assumptions that may significantly affect the amounts reported in those financial statements (the “Company’s Critical Accounting Policies”) and identify and update from time to time those risk factors that may significantly affect the business, operations and assets of the Company (the “Company’s Critical Risk Factors”). II. Authority The Committee shall operate under the authority of the CEO and CFO. It shall have access to all relevant Company documents, facilities and personnel and may consult with, outside counsel, internal auditors, or other experts as it deems necessary. III. Composition The Committee shall be co-chaired by the General Counsel and the Chief Accounting Officer. Additional members of management shall include representatives (“Management Representatives”) from: o Accounting and Reporting o Legal/Compliance o Finance & Investor Relations o Internal Audit o Sales o Human Resources, Marketing, Information Technology, Research and Development, and Operations or Business Units, as necessary The CEO and CFO may appoint or remove members of the Committee as necessary, in light of changes to the Company’s business, operations, or management.

2 IV. Meetings, Procedures and Authority The Committee shall meet as often as necessary, but at a minimum prior to the filing or release of each periodic financial report on SEC Forms 10-Q or 10-K, or major disclosures. • Meetings may be held in person, telephonically, or virtually. • Minutes shall be maintained for each meeting and retained in accordance with Company policy. V. Reporting Either the CEO or CFO, or a representative of the Committee shall meet periodically, and in no event less than quarterly, with the Audit Committee to discuss material results of the Committee’s evaluations of the Company’s disclosure controls and procedures. VI. Duties and Responsibilities A. The Committee shall have responsibility for reviewing the following prior to their issuance: 1. Disclosure Statements which shall mean each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and each corresponding Current Report on Form 8-K, Registration Statement on Form S-1, S-3 or other form, Registration Statement on Form 10 or 8A, Offering Circular under Rule 144A or Regulation S, Private Offering Circular and Listing Application to any national securities exchange; and 2. Public Statements which shall mean communication with the media, including press releases containing financial information, earnings guidance, information about material acquisitions or dispositions, conference call scripts or other financial information material to the Company’s security holders, and financial communication directly with the Company’s investors, including annual reports, proxy statements and other interim or special financial reports. B. The Committee shall be responsible for identifying employees with access to material non- public information. In coordination with Management Representatives, the Committee shall identify employees who by virtue of their roles or involvement in specific projects or business developments, may possess material nonpublic information (“MNPI”). Such individuals in possession of MNPI shall be appropriately flagged for compliance purposes, including implementation of restrictions on securities trading and access to internal systems, to mitigate the risk of inadvertently or improper disclosure and to support the Company’s insider trading policies. C. The Committee shall be responsible for identifying the Company’s Critical Accounting Policies and Critical Risk Factors. The Committee shall identify and appoint an individual or individuals within the organization of the Company and its affiliates whose job responsibilities include (i) verifying information peculiar to each Critical Accounting Policy and each Critical Risk Factor and (ii) monitoring changes in reporting requirements relating to accounting standards, financial reporting requirements, SEC reporting and disclosure requirements, and

3 NASDAQ reporting and disclosure requirements applicable to the Company, and disseminating any new or revised requirements to the appropriate individuals throughout such organizations. D. The Committee shall be responsible for maintaining, evaluating and revising on a periodic basis a form of disclosure checklist (“Disclosure Checklist”), which may be updated from time to time as appropriate, applicable to Disclosure Statements in their various formats, which Disclosure Checklist shall include, among other things, all of the Company’s Critical Accounting Policies and Critical Risk Factors. The Committee’s duties shall further include: 1. Ensuring Accuracy and Completeness Confirming that Disclosure Statements and Public Statements (both defined herein) are accurate, complete, fairly present material information, and comply with legal requirements. 2. Disclosure Controls and Procedures Assisting in the implementation, maintenance and evaluation of effective disclosure controls and procedures as required by Rule 13a-15 or 15d-15 under the Securities Exchange Act of 1934 (the “Exchange Act”). 3. Escalation and Communication Escalating potential issues or concerns to the CEO, CFO, CCO, Audit Committee, or Board of Directors, as appropriate. Examples of escalation triggers include potential misstatements, internal control weaknesses, and litigation or regulatory risk. 4. Certifications Supporting the CEO and CFO in their certification of the Company’s periodic reports as required under Sections 302 and 906 of the Sarbanes-Oxley Act. 5. Ongoing Monitoring Monitoring developments (legal, regulatory, and business-related) that may require updates to disclosure practices or content. E. In conducting its review of the Company’s annual, quarterly, and periodic Exchange Act filings and registration statements, the Committee shall coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit Committee, as necessary to ensure that relevant Company personnel timely report to the Committee information potentially requiring disclosure. F. In addition, the Committee shall at least annually review and assess the Company’s non- financial metrics disclosed in its Exchange Act filings. VII. Amendments The Committee shall review and reassess this Charter annually and recommend any proposed changes to the CEO and CFO for approval.

4 By: (Signature) Name: John Kedzierski Title: President and Chief Executive Officer Signed: By: (Signature) Name: Chris Kutsor Title: Chief Financial Officer

EXHIBIT D

1 EVOLV TECHNOLOGIES HOLDINGS, INC. CORPORATE GOVERNANCE GUIDELINES (As of [ ], 2026) (As of July 16, 2021) The Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and its stockholders. These Guidelines should be interpreted in the context of all applicable laws and the Company’s certificate of incorporation, bylaws, the Stockholders Agreement (the “Stockholders Agreement”) entered into in connection with the Company’s initial public offering, for so long as such agreement is in effect, and other corporate governance documents. These Guidelines acknowledge the leadership exercised by the Board’s standing committees and their chairs and are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. These Guidelines should be interpreted in the context of all applicable laws and the Company’s bylaws (as may be amended from time to time, the “Bylaws”) and other corporate governance documents, and in the event of any conflict between all applicable laws, the Company’s Bylaws or other corporate governance documents and these Guidelines, the applicable laws, the Company’s Bylaws and other corporate governance documents shall supersede these Guidelines. The Guidelines are subject to modification from time to time by the Board as the Board may deem appropriate and in the best interests of the Company and its stockholders or as required by applicable laws and regulations. I. THE BOARD A. Size of the Board The Nominating and Corporate Governance Committee will periodically review the size of the Board, and may make recommendations to the Board regarding the size that is most effective in relation to future operations. B. Independence of the Board Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), the Board will be comprised of a majority of directors who qualify as independent directors (the “Independent Directors”) as required under Nasdaq rules. C. Separate Sessions of Independent Directors The Independent Directors will meet in executive session without non-Independent Directors or management present on a regularly scheduled basis, but no less than twice per year. D. Chair and Vice Chair of the Board The Board shall select its Chair, any Vice Chair and the Company’s Chief Executive Officer in any way it considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chair and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chair should be selected from

2 the independent directors. The Chair or any Vice Chair of the Board may be removed from such office at any time by a majority of the members of the Board. Any director, including the Chair or any Vice Chair, may be removed from the Board at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. The Chair or any Vice Chair of the Board will be provided adequate staff and resources, as determined by the Board, to discharge his or her respective duties. The Chair’s responsibilities include, but are not limited to, scheduling, setting the agenda for, and presiding over, meetings of the Board at which such Chair is present; determining the need for special meetings of the Board; coordinating the work of the committees of the Board; coordinating communications among the members of the Board; overseeing the distribution of materials to the members of the Board; approving information sent to the Board; being available for consultation and direct communication if requested by major stockholders; recommending to the Board, in concert with the chairpersons of the respective Board committees, the retention of consultants and advisors who directly report to the Board, including such independent legal, financial or other advisors as he or she deems appropriate, without consulting or obtaining the advance authorization of any officer of the Company; and performing such other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its duties. Any person named Vice Chair shall assist the Chair in all of the above as the Chair reasonably requests, and may act as Chair of the Board and perform such duties to the extent that the Chair is temporarily unable to fulfill his or her duties. E. Lead Independent Director If there is a Chair of the Board and the Chair is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a lead director. The lead director’sshall elect a Lead Independent Director. In electing a Lead Independent Director, the Independent Directors shall take into account the proposed Lead Independent Director’s: understanding of the Company’s business and affairs; willingness and ability to devote time to the position; experience on public company boards and senior management; and judgment and leadership skills. The Lead Independent Director’s responsibilities include, but are not limited to: presiding � Presiding over and manage all meetings of the Board at which the Chair of the Board is not present, including anycall and preside over executive sessions of the Independentindependent Directors; approving Board meeting schedules and agendas; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Chair of the Board. If there is a Chair of the Board and the Chair is an Independent Director, the Chair of the Board will � Serving as a liaison between the independent Directors and the Chair, and where appropriate, between the independent Directors and management; � Facilitating discussion and open dialogue among the independent Directors during Board meetings, executive sessions, and outside of Board meetings;

- Reviewing, advising on, and ultimately approving the scheduling of Board meetings, and the agenda and materials for each such meeting as proposed by the Chair;
- Approve and coordinate the retention of advisors and consultants to the Board;
- Work with the Chair to facilitate timely and appropriate information flow to the Board;
- Provide the Chair with feedback and counsel concerning the Chair's interactions with the Board; and
-

~~serve as lead director~~Represent the Board at annual meetings of stockholders, serve as the primary point of contact between the Board and stockholders, and be available, when appropriate, for consultations with stockholders.The Board may modify its leadership structure in the future as it deems appropriate.

F. Director Qualification Standards

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, in accordance with the qualification standards set forth in Attachment A to these Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee and the Board may also consider the additional selection criteria listed in Attachment A.

G. Selection of New Directors

The Board is divided into three classes. As a result, approximately one-third of the Board will stand for election by the stockholders of the Company each year at the Company's annual meeting for three-year terms. Each year, at the annual meeting, the Board will recommend a slate of directors for election by the stockholders. In accordance with the Bylaws, the Board will also be responsible for filling vacancies or newly-created directorships on the Board that may occur between annual meetings of stockholders. The Nominating and Corporate Governance Committee is primarily responsible for identifying, screening and recommending candidates to the entire Board for Board membership.

H. Director Orientation and Continuing Education

Management will provide an orientation process for new directors, including background material on the Company and its business. As appropriate, management will provide opportunities for additional educational sessions for directors on matters relevant to the Company and its business.

I. Service on Other Boards / No Specific Limitation on Other Board Service

3

4 The Board does not believe that its members should be prohibited from serving on boards of other organizations and has not adopted any guidelines limiting such activities. However, the Nominating and Corporate Governance Committee may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors. Prior to accepting any position on the board of directors of any organization, whether for-profit or not-for-profit, current directors should notify the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall review the proposed board membership to ensure compliance with applicable laws and policies. Service on other boards and/or committees should be consistent with the Company’s conflict of interest policies as set forth in the Company’s Code of Business Conduct and Ethics. J. Directors Who Resign or Materially Change Their Current Positions With Their Own Company or Become Aware of Circumstances that May Adversely Reflect upon the Director or the Company When a director, including any director who is currently an officer or employee of the Company, resigns or materially changes his or her position with his or her employer or becomes aware of circumstances that may adversely reflect upon the director or the Company, such director should notify the Nominating and Corporate Governance Committee and the General Counsel of such circumstances. The Nominating and Corporate Governance Committee, and in the case of any director designated by a stockholder of the Company pursuant to the Stockholders Agreement, the applicable designating party, will consider the circumstances, and may in certain cases recommend that the Board request that the director submit his or her resignation from the Board if, for example, continuing service on the Board by the individual is not consistent with the criteria deemed necessary for continuing service on the Board. K. Term Limit As each director is periodically subject to election by stockholders, the Board does not believe it is in the best interests of the Company to establish term limits at this time. Additionally, such term limits may cause the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company’s business and therefore can provide an increasingly significant contribution to the Board. L. Director Responsibilities The business and affairs of the Company will be managed by or under the direction of the Board, including through one or more of its committees as set forth in the bylaws and committee charters. Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. These include: � exercising their business judgment in good faith; � acting in what they reasonably believe to be the best interest of all stockholders; � becoming and remaining well-informed about the Company’s business and

5 operations and general business and economic trends affecting the Company; � reviewing and, where appropriate, approving the Company’s major financial objectives, plans and actions; � reviewing and, where appropriate, approving major changes in, and determinations under, these Corporate Governance Guidelines, the Company’s Code of Business Conduct and Ethics and other Board-approved policies of the Company; � reviewing and, where appropriate, approving actions to be undertaken by the Company that would result in a material change in the financial structure or control of the Company, the acquisition or disposition of any businesses or asset(s) material to the Company or the entry of the Company into any major new line of business; � overseeing management of the Company’s risks, including, without limitation, oversight of disclosure controls and procedures; � reviewing the performance of the Chief Executive Officer and other executive officers, considering any input from the Compensation Committee; � planning for succession with respect to the position of Chief Executive Officer and monitoring management’s succession planning for other key executives; � setting a “tone at the top” that emphasizes compliance with the highest standards of ethical conduct and promotes the Company’s mission, vision, values and culture; and � ensuring that the business of the Company is conducted so as to further the long-termlongterm interests of its stockholders. M. Compensation The Board believes that director compensation should fairly pay directors for work required in a business of the Company’s size and scope, and that compensation should align directors’ interests with the long-term interests of stockholders. The Compensation Committee will review and make recommendations to the Board regarding the cash and equity compensation of directors. The Company’s executive officers shall not receive additional compensation for their service as directors. Except as otherwise permitted by the applicable Nasdaq rules, members of the Audit Committee and Compensation Committee may not directly or indirectly receive any compensation from the Company other than their directors’ compensation, including any compensation for service on committees of the Board and the receipt of equity incentive awards. N. Stock Ownership The Company encourages directors to own shares of the Company’s stock. However, the number of shares of the Company’s stock owned by any director is a personal decision and, at this time, the Board has chosen not to adopt a policy requiring ownership by directors of a minimum

6 number of shares. O. Conflicts of Interest Directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict. If an actual or potential conflict of interest develops, the director should immediately report all facts regarding the matter to the Board. Any significant conflict must be resolved or the director may be requested to resign. For additional information, see the Company’s “Code of Business Conduct and Ethics.” P. Interaction with Institutional Investors, the Press and Customers The Board believes that management speaks for the Company. Each director should refer all inquiries from institutional investors, the press or customers regarding the Company’s operations to management. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with the Company. If comments from the Board are appropriate, they should, in most circumstances, come from the Chair of the Board, if applicable, or the Chief Executive Officer. For additional information, see the Company’s “Policy Statement Guidelines for Corporate Disclosure.” Q. Board Access to Senior Management The Board will have complete access to Company management in order to ensure that directors can ask any questions and receive all information necessary to perform their duties. Directors should exercise judgment to ensure that their contact with management does not distract managers from their jobs or disturb the business operations of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer, the Chair of the Board or lead director, or if none is available or none is appropriate, directly by the director. To the extent appropriate, such contact, if in writing, should be copied to the Chief Executive Officer of the Company. R. Board Access to Independent Advisors The Board committees may hire independent advisors as set forth in their applicable charters. The Board as a whole shall have access to such advisors, whether retained by the Company, or directly by the Board, that the Board considers necessary to discharge its responsibilities. S. Board and Committee Self-Evaluation The Nominating and Corporate Governance Committee will oversee an annual self-evaluation of the Board and its committees. II. BOARD MEETINGS A. Frequency of Meetings The Board will meet at least four (4) times annually. In addition, special meetings may be

7 called from time to time as determined by the needs of the business. B. Director Attendance A director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting. All directors are expected to attend at least 75% of Board and applicable committee meetings. A director who is unable to attend a meeting is expected to notify the Chief Executive Officer or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. C. Attendance of Non-Directors The Board and its committees are encouraged to invite Company management and outside advisors or consultants from time to time to participate in Board and/or committee meetings to (i) provide insight into items being discussed by the Board that involve the manager, advisor or consultant, (ii) make presentations to the Board on matters that involve the manager, advisor or consultant, and (iii) bring managers with high potential into contact with the Board. Attendance of non-directors at Board meetings is at the discretion of the Board. D. Advance Receipt of Meeting Materials Information regarding the topics to be considered at a meeting is essential to the Board’s understanding of the business and the preparation of the directors for a productive meeting. To the extent feasible, the meeting agenda and any written materials relating to each Board meeting will be distributed to the directors sufficiently in advance of each meeting to allow for meaningful review of such agenda and materials by the directors. Directors are expected to have reviewed and be prepared to discuss all materials distributed in advance of any meeting. III. COMMITTEE MATTERS A. Number, Name, Responsibilities and Independence of Committees The Board currently has four (4) committees: (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Nominating and Corporate Governance Committee, and (iv) the Technology Sub-Committee. Each Committee is composed entirely of Independent Directors, subject to any exceptions provided by the Nasdaq rules and applicable laws and regulations. From time to time and depending upon the circumstances, the Board may form a new committee or disband a current committee. Each committee will perform its duties as assigned by the Board in compliance with the Company’s bylaws and the committee’s charter. It is the responsibility of the directors to attend the meetings of the committees on which they serve. B. Appointment and Rotation of Committee Members Committee members and committee chairs will be appointed by the Board according to criteria set forth in the applicable committee charter and such other criteria that the Board determines to be appropriate in light of the responsibilities of each committee following the recommendation of

8 the Nominating and Corporate Governance Committee. Committee membership and the position of committee chair will not be rotated on a mandatory basis unless the Board determines that rotation is in the best interest of the Company. IV. SUCCESSION PLANNING The Nominating and Corporate Governance Committee will work on a periodic basis with the Chief Executive Officer to evaluate the Company’s succession plans for the Chief Executive Officer and other executive officers, including an emergency succession plan for the Chief Executive Officer. V. RISK MANAGEMENT As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. In accordance with those policies, the Board and the Board committees shall have an active role in overseeing management of the Company’s risks. The Board shall regularly review information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee shall be responsible for overseeing the management of risks relating to the Company’s incentive compensation and equity-based plans and arrangements. The Company’s Audit Committee shall oversee management of financial and cybersecurity risks. The Nominating and Corporate Governance Committee shall manage risks associated with the independence of the Board and potential conflicts of interest as well as oversee the Company’s efforts with regard to environmental, social and governance matters and associated risks. While each committee shall be responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Attachment A Director Qualification Standards and Additional Selection Criteria Director Qualification Standards The Nominating and Corporate Governance Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Board believes that the Board membership should reflect a diversity of experience, qualifications, skills, gender, race and age in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Additional Selection Criteria In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they deem to be relevant: A. The candidate’s experience in corporate management, such as serving as an officer or

9 former officer of a publicly held company; B. The candidate’s experience as a board member of another publicly held company; C. The candidate’s professional and academic experience relevant to the Company’s industry, operations, and target markets; D. The candidates ability to exercise mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; E. The strength of the candidate’s leadership skills; F. Thecandidate’s experience in financeand accounting and/or executive compensation practices; G. Whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and H. The candidates diversity of background and perspective, including, but not limited to, with respect to age, gender, race and geographic background as well as diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. The Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

1 EVOLV TECHNOLOGIES HOLDINGS, INC. CORPORATE GOVERNANCE GUIDELINES (As of [__], 2026) The Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and its stockholders. These Guidelines should be interpreted in the context of all applicable laws and the Company’s certificate of incorporation, bylaws, the Stockholders Agreement (the “Stockholders Agreement”) entered into in connection with the Company’s initial public offering, for so long as such agreement is in effect, and other corporate governance documents. These Guidelines acknowledge the leadership exercised by the Board’s standing committees and their chairs and are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. These Guidelines should be interpreted in the context of all applicable laws and the Company’s bylaws (as may be amended from time to time, the “Bylaws”) and other corporate governance documents, and in the event of any conflict between all applicable laws, the Company’s Bylaws or other corporate governance documents and these Guidelines, the applicable laws, the Company’s Bylaws and other corporate governance documents shall supersede these Guidelines. The Guidelines are subject to modification from time to time by the Board as the Board may deem appropriate and in the best interests of the Company and its stockholders or as required by applicable laws and regulations. I. THE BOARD A. Size of the Board The Nominating and Corporate Governance Committee will periodically review the size of the Board, and may make recommendations to the Board regarding the size that is most effective in relation to future operations. B. Independence of the Board Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), the Board will be comprised of a majority of directors who qualify as independent directors (the “Independent Directors”) as required under Nasdaq rules. C. Separate Sessions of Independent Directors The Independent Directors will meet in executive session without non-Independent Directors or management present on a regularly scheduled basis, but no less than twice per year. D. Chair and Vice Chair of the Board The Board shall select its Chair, any Vice Chair and the Company’s Chief Executive Officer in any way it considers in the best interests of the Company. Therefore, the Board does

2 not have a policy on whether the role of Chair and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chair should be selected from the independent directors. The Chair or any Vice Chair of the Board may be removed from such office at any time by a majority of the members of the Board. Any director, including the Chair or any Vice Chair, may be removed from the Board at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. The Chair or any Vice Chair of the Board will be provided adequate staff and resources, as determined by the Board, to discharge his or her respective duties. The Chair’s responsibilities include, but are not limited to, scheduling, setting the agenda for, and presiding over, meetings of the Board at which such Chair is present; determining the need for special meetings of the Board; coordinating the work of the committees of the Board; coordinating communications among the members of the Board; overseeing the distribution of materials to the members of the Board; approving information sent to the Board; being available for consultation and direct communication if requested by major stockholders; recommending to the Board, in concert with the chairpersons of the respective Board committees, the retention of consultants and advisors who directly report to the Board, including such independent legal, financial or other advisors as he or she deems appropriate, without consulting or obtaining the advance authorization of any officer of the Company; and performing such other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its duties. Any person named Vice Chair shall assist the Chair in all of the above as the Chair reasonably requests, and may act as Chair of the Board and perform such duties to the extent that the Chair is temporarily unable to fulfill his or her duties. E. Lead Independent Director If there is a Chair of the Board and the Chair is a member of management or does not otherwise qualify as independent, the Independent Directors shall elect a Lead Independent Director. In electing a Lead Independent Director, the Independent Directors shall take into account the proposed Lead Independent Director’s: understanding of the Company’s business and affairs; willingness and ability to devote time to the position; experience on public company boards and senior management; and judgment and leadership skills. The Lead Independent Director’s responsibilities include, but are not limited to: • Presiding over and manage all meetings of the Board at which the Chair is not present, including call and preside over executive sessions of independent Directors; • Serving as a liaison between the independent Directors and the Chair, and where appropriate, between the independent Directors and management; • Facilitating discussion and open dialogue among the independent Directors during Board meetings, executive sessions, and outside of Board meetings; • Reviewing, advising on, and ultimately approving the scheduling of Board meetings, and the agenda and materials for each such meeting as proposed by the Chair;

3 • Approve and coordinate the retention of advisors and consultants to the Board; • Work with the Chair to facilitate timely and appropriate information flow to the Board; • Provide the Chair with feedback and counsel concerning the Chair’s interactions with the Board; and • Represent the Board at annual meetings of stockholders, serve as the primary point of contact between the Board and stockholders, and be available, when appropriate, for consultations with stockholders.The Board may modify its leadership structure in the future as it deems appropriate. F. Director Qualification Standards In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, in accordance with the qualification standards set forth in Attachment A to these Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee and the Board may also consider the additional selection criteria listed in Attachment A. G. Selection of New Directors The Board is divided into three classes. As a result, approximately one-third of the Board will stand for election by the stockholders of the Company each year at the Company’s annual meeting for three-year terms. Each year, at the annual meeting, the Board will recommend a slate of directors for election by the stockholders. In accordance with the Bylaws, the Board will also be responsible for filling vacancies or newly-created directorships on the Board that may occur between annual meetings of stockholders. The Nominating and Corporate Governance Committee is primarily responsible for identifying, screening and recommending candidates to the entire Board for Board membership. H. Director Orientation and Continuing Education Management will provide an orientation process for new directors, including background material on the Company and its business. As appropriate, management will provide opportunities for additional educational sessions for directors on matters relevant to the Company and its business. I. Service on Other Boards / No Specific Limitation on Other Board Service The Board does not believe that its members should be prohibited from serving on boards of other organizations and has not adopted any guidelines limiting such activities. However, the Nominating and Corporate Governance Committee may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors. Prior to accepting any position on the board of directors of any organization, whether for-profit or not-for-profit, current directors should notify

4 the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall review the proposed board membership to ensure compliance with applicable laws and policies. Service on other boards and/or committees should be consistent with the Company’s conflict of interest policies as set forth in the Company’s Code of Business Conduct and Ethics. J. Directors Who Resign or Materially Change Their Current Positions With Their Own Company or Become Aware of Circumstances that May Adversely Reflect upon the Director or the Company When a director, including any director who is currently an officer or employee of the Company, resigns or materially changes his or her position with his or her employer or becomes aware of circumstances that may adversely reflect upon the director or the Company, such director should notify the Nominating and Corporate Governance Committee and the General Counsel of such circumstances. The Nominating and Corporate Governance Committee, and in the case of any director designated by a stockholder of the Company pursuant to the Stockholders Agreement, the applicable designating party, will consider the circumstances, and may in certain cases recommend that the Board request that the director submit his or her resignation from the Board if, for example, continuing service on the Board by the individual is not consistent with the criteria deemed necessary for continuing service on the Board. K. Term Limit As each director is periodically subject to election by stockholders, the Board does not believe it is in the best interests of the Company to establish term limits at this time. Additionally, such term limits may cause the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company’s business and therefore can provide an increasingly significant contribution to the Board. L. Director Responsibilities The business and affairs of the Company will be managed by or under the direction of the Board, including through one or more of its committees as set forth in the bylaws and committee charters. Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. These include: • exercising their business judgment in good faith; • acting in what they reasonably believe to be the best interest of all stockholders; • becoming and remaining well-informed about the Company’s business and operations and general business and economic trends affecting the Company; • reviewing and, where appropriate, approving the Company’s major financial objectives, plans and actions; • reviewing and, where appropriate, approving major changes in, and determinations under, these Corporate Governance Guidelines, the Company’s Code of Business Conduct and Ethics and other Board-approved policies of the Company;

5 • reviewing and, where appropriate, approving actions to be undertaken by the Company that would result in a material change in the financial structure or control of the Company, the acquisition or disposition of any businesses or asset(s) material to the Company or the entry of the Company into any major new line of business; • overseeing management of the Company’s risks, including, without limitation, oversight of disclosure controls and procedures; • reviewing the performance of the Chief Executive Officer and other executive officers, considering any input from the Compensation Committee; • planning for succession with respect to the position of Chief Executive Officer and monitoring management’s succession planning for other key executives; • setting a “tone at the top” that emphasizes compliance with the highest standards of ethical conduct and promotes the Company’s mission, vision, values and culture; and • ensuring that the business of the Company is conducted so as to further the longterm interests of its stockholders. M. Compensation The Board believes that director compensation should fairly pay directors for work required in a business of the Company’s size and scope, and that compensation should align directors’ interests with the long-term interests of stockholders. The Compensation Committee will review and make recommendations to the Board regarding the cash and equity compensation of directors. The Company’s executive officers shall not receive additional compensation for their service as directors. Except as otherwise permitted by the applicable Nasdaq rules, members of the Audit Committee and Compensation Committee may not directly or indirectly receive any compensation from the Company other than their directors’ compensation, including any compensation for service on committees of the Board and the receipt of equity incentive awards. N. Stock Ownership The Company encourages directors to own shares of the Company’s stock. However, the number of shares of the Company’s stock owned by any director is a personal decision and, at this time, the Board has chosen not to adopt a policy requiring ownership by directors of a minimum number of shares. O. Conflicts of Interest Directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict. If an actual or potential conflict of interest develops, the director should immediately report all facts regarding the matter to the Board.

6 Any significant conflict must be resolved or the director may be requested to resign. For additional information, see the Company’s “Code of Business Conduct and Ethics.” P. Interaction with Institutional Investors, the Press and Customers The Board believes that management speaks for the Company. Each director should refer all inquiries from institutional investors, the press or customers regarding the Company’s operations to management. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with the Company. If comments from the Board are appropriate, they should, in most circumstances, come from the Chair of the Board, if applicable, or the Chief Executive Officer. For additional information, see the Company’s “Policy Statement Guidelines for Corporate Disclosure.” Q. Board Access to Senior Management The Board will have complete access to Company management in order to ensure that directors can ask any questions and receive all information necessary to perform their duties. Directors should exercise judgment to ensure that their contact with management does not distract managers from their jobs or disturb the business operations of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer, the Chair of the Board or lead director, or if none is available or none is appropriate, directly by the director. To the extent appropriate, such contact, if in writing, should be copied to the Chief Executive Officer of the Company. R. Board Access to Independent Advisors The Board committees may hire independent advisors as set forth in their applicable charters. The Board as a whole shall have access to such advisors, whether retained by the Company, or directly by the Board, that the Board considers necessary to discharge its responsibilities. S. Board and Committee Self-Evaluation The Nominating and Corporate Governance Committee will oversee an annual self- evaluation of the Board and its committees. II. BOARD MEETINGS A. Frequency of Meetings The Board will meet at least four (4) times annually. In addition, special meetings may be called from time to time as determined by the needs of the business.

7 B. Director Attendance A director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting. All directors are expected to attend at least 75% of Board and applicable committee meetings. A director who is unable to attend a meeting is expected to notify the Chief Executive Officer or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. C. Attendance of Non-Directors The Board and its committees are encouraged to invite Company management and outside advisors or consultants from time to time to participate in Board and/or committee meetings to (i) provide insight into items being discussed by the Board that involve the manager, advisor or consultant, (ii) make presentations to the Board on matters that involve the manager, advisor or consultant, and (iii) bring managers with high potential into contact with the Board. Attendance of non-directors at Board meetings is at the discretion of the Board. D. Advance Receipt of Meeting Materials Information regarding the topics to be considered at a meeting is essential to the Board’s understanding of the business and the preparation of the directors for a productive meeting. To the extent feasible, the meeting agenda and any written materials relating to each Board meeting will be distributed to the directors sufficiently in advance of each meeting to allow for meaningful review of such agenda and materials by the directors. Directors are expected to have reviewed and be prepared to discuss all materials distributed in advance of any meeting. III. COMMITTEE MATTERS A. Number, Name, Responsibilities and Independence of Committees The Board currently has four (4) committees: (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Nominating and Corporate Governance Committee, and (iv) the Technology Sub-Committee. Each Committee is composed entirely of Independent Directors, subject to any exceptions provided by the Nasdaq rules and applicable laws and regulations. From time to time and depending upon the circumstances, the Board may form a new committee or disband a current committee. Each committee will perform its duties as assigned by the Board in compliance with the Company’s bylaws and the committee’s charter. It is the responsibility of the directors to attend the meetings of the committees on which they serve. B. Appointment and Rotation of Committee Members Committee members and committee chairs will be appointed by the Board according to criteria set forth in the applicable committee charter and such other criteria that the Board

8 determines to be appropriate in light of the responsibilities of each committee following the recommendation of the Nominating and Corporate Governance Committee. Committee membership and the position of committee chair will not be rotated on a mandatory basis unless the Board determines that rotation is in the best interest of the Company. IV. SUCCESSION PLANNING The Nominating and Corporate Governance Committee will work on a periodic basis with the Chief Executive Officer to evaluate the Company’s succession plans for the Chief Executive Officer and other executive officers, including an emergency succession plan for the Chief Executive Officer. V. RISK MANAGEMENT As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. In accordance with those policies, the Board and the Board committees shall have an active role in overseeing management of the Company’s risks. The Board shall regularly review information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee shall be responsible for overseeing the management of risks relating to the Company’s incentive compensation and equity-based plans and arrangements. The Company’s Audit Committee shall oversee management of financial and cybersecurity risks. The Nominating and Corporate Governance Committee shall manage risks associated with the independence of the Board and potential conflicts of interest as well as oversee the Company’s efforts with regard to environmental, social and governance matters and associated risks. While each committee shall be responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

9 Attachment A Director Qualification Standards and Additional Selection Criteria Director Qualification Standards The Nominating and Corporate Governance Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. The Board believes that the Board membership should reflect a diversity of experience, qualifications, skills, gender, race and age in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Additional Selection Criteria In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they deem to be relevant: A. The candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; B. The candidate’s experience as a board member of another publicly held company; C. The candidate’s professional and academic experience relevant to the Company’s industry, operations, and target markets; D. The candidates ability to exercise mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; E. The strength of the candidate’s leadership skills; F. The candidate’s experience in finance and accounting and/or executive compensation practices; G. Whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and H. The candidates diversity of background and perspective, including, but not limited to, with respect to age, gender, race and geographic background as well as diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

10 The Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

EXHIBIT E

EVOLV DERIVATIVE CASES In re Evolv Technologies Holdings, Inc. Stockholder Derivative Litigation, Case No. 1:24-cv-12822-ADB (D. Mass. 2024); Bersch v. George, et al., C.A. No. 2025-0266- MTZ (Del. Ch. 2025); Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025); and Nicholas R. Ingrao’s Litigation Demand In addition to the already-agreed upon corporate governance reforms, which will remain in effect for no less than five (5) years, Evolv will establish a Management-Level Compliance Committee. Management-Level Compliance Committee The Company agrees that it will establish and maintain a management-level compliance committee. The Committee shall be responsible for preventing and detecting potential violations of applicable laws, regulations, the Company’s Code of Business Conduct and Ethics, and internal policies. The Committee will report to the Audit Committee in a manner consistent with the Compliance Charter. The Committee shall report to the appropriate Board-Level Committee whenever any material risks relating to Evolv’s risk and compliance are identified consistent with existing escalation protocols. The Committee shall annually review the Company’s Code of Business Conduct and Ethics and report to the Audit Committee any recommended changes. The Committee will report at least twice a year to the Audit Committee The Committee will operate pursuant to a written charter or similar governing document adopted by the Company within three months of the Effective Date. The Committee will meet at least quarterly, and as often, as needed. The Committee shall escalate potential issues or concerns to the CEO, CFO, CCO, Audit Committee, or Board of Directors, as appropriate. The Committee members shall include at least three members including the General Counsel, Internal Audit. The Committee shall be entitled to retain third-party consultants.

EXHIBIT B to Stipulation of Settlement

1 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE EVOLV TECHNOLOGIES HOLDINGS, INC. STOCKHOLDER DERIVATIVE LITIGATION, Master File No. 1:24-cv-12822-ADB [PROPOSED] PRELIMINARY APPROVAL ORDER EXHIBIT B

1 WHEREAS, the above-captioned consolidated stockholder derivative action is pending before the Court (the “Massachusetts Action”); WHEREAS, two related stockholder derivative actions are pending in the Delaware Court of Chancery styled as Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025) and Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025) (the “Delaware Actions”); WHEREAS, Nicholas R. Ingrao made a litigation demand on the Board of Directors of Evolv Technologies Holdings, Inc. (“Evolv” or the “Company”) (together the Massachusetts Action, Delaware Actions, and the litigation demand, the “Derivative Matters”); WHEREAS, plaintiffs Bonnie Maas and Jonathan Johnson (together, the “Massachusetts Plaintiffs”) and Steve Bersch and Robert Patrick (together, the “Delaware Plaintiffs” and collectively with the Massachusetts Plaintiffs, “Plaintiffs”) and Nicholas R. Ingrao (“Ingrao” or “Demanding Stockholder”, and with the Plaintiffs, the “Stockholders”), defendants Neil Glat, Kevin Charlton, Michael Ellenbogen, David Mounts Gonzales, Rajan Naik, Merline Saintil, Kimberly Sheehy, Mark Sullivan, Bilal Zuberi, John Kedzierski, Alan Cohen, Peter George, Mario Ramos, Mark Donohue, David Orfao, Anthony DeRosa, Adam Deutsch, Thomas J. Sullivan, Charles Baynes-Reid, Charles Goldman, Kathleen Harris, Brian Mathis, Marc Saiontz, and Sezaneh Taherian (together, the “Individual Defendants”), and nominal defendant Evolv (together with Stockholders and the Individual Defendants, the “Settling Parties”), by and through their respective counsel, have entered into a Stipulation of Settlement dated August 5, 2026 (“Stipulation”) that provides for the full and final resolution, discharge, and settlement of all Released Claims against the Released Persons in the Derivative Matters, subject to Court approval; WHEREAS, the Settling Parties have made an unopposed motion (“Motion”), pursuant to Federal Rule of Civil Procedure 23.1, for an order: (i) preliminarily approving the proposed

2 settlement (the “Settlement”) of the Derivative Matters in accordance with the Stipulation and exhibits thereto, that sets forth the terms and conditions for the proposed Settlement of the Derivative Matters; (ii) approving the dissemination of the Settlement Notice; and (iii) setting a date for the hearing at which the Court will determine whether to approve the Settlement and whether to award Stockholders’ Counsel’s attorneys’ fees and reimbursement of expenses as provided in the Stipulation (the “Settlement Hearing”); WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation, unless otherwise defined herein; WHEREAS, the Settling Parties have consented to the entry of this Preliminary Order (the “Order”); WHEREAS, the Court having: (i) read and considered the Motion together with the accompanying Memorandum of Law in Support of the Motion; (ii) read and considered the Stipulation, as well as all the exhibits attached thereto; and (iii) heard and considered arguments by counsel for the Settling Parties in favor of preliminary approval of the Settlement; and WHEREAS, based on a preliminary evaluation of the Settlement as set forth in the materials presented to this Court, the Court finds: (i) the Settlement appears to be the product of serious, informed, non-collusive arm’s-length negotiations between experienced and qualified counsel, under the aegis of mediator Jed Melnick of JAMS, and falls within the range of possible approval, as it provides substantial corporate benefits to Evolv and Current Evolv Stockholders; and (ii) the Settlement Notice is appropriate, as it constitutes the best practicable notice under the circumstances. WHEREFORE, this Court, having considered the Stipulation and the exhibits annexed thereto, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS:

3 1. This Order incorporates and makes a part hereof the Stipulation and all of its terms, conditions, provisions, and exhibits. All terms herein with initial capitalization that are not defined in this Order shall have the meanings ascribed to them in the Stipulation. 2. The Court has jurisdiction over the Massachusetts Action, and all matters relating to the proposed Settlement of the Derivative Matters, as well as personal jurisdiction over all of the Settling Parties. 3. The Court preliminarily approves the Settlement as set forth in the Stipulation as being fair, reasonable, adequate, and in the best interests of Evolv and its stockholders. The Court further finds that the Stipulation is the result of arm’s-length negotiations between experienced and qualified counsel fairly and adequately representing the interests of the respective Parties. 4. Within five (5) business days following the Court’s entry of this Order, Evolv shall cause: (i) the publication of the Short-Form Notice (substantially in the form attached to the Stipulation as Exhibit B-2) once in a national business publication; (ii) the posting of the Long- Form Notice (substantially in the form attached to the Stipulation as Exhibit B-1) and the Stipulation (including exhibits) on the “Investor Relations” portion of the Company’s website, and which shall remain on the Company’s website until the judgment becomes Final; and (iii) the filing with the SEC of a Current Report on Form 8-K, attaching the Long-Form Notice and the Stipulation (including exhibits). The Company or its insurance carrier(s) shall pay all costs of providing such notice of the Settlement. 5. Within ten (10) business days after the dissemination of the Notice as described in paragraph 4 herein, Defendants’ Counsel shall file with the Court a declaration confirming the effectuation of the notice program as ordered by the Court.

4 6. The Court finds that the form, substance, and dissemination of information regarding the proposed Settlement in the manner set out in this Order constitutes the best notice practicable under the circumstances and complies fully with Federal Rule of Civil Procedure 23.1 and due process. 7. A hearing (the “Settlement Hearing”) shall be held before this Court on ______ at ____ __.m. at ______, to determine: (i) whether the terms and conditions of the Settlement provided for the Stipulation are fair, reasonable, adequate, and in the best interests of Evolv and its stockholders and should be approved by the Court; (ii) whether a Final Order and Judgment should be entered herein; (iii) whether the Settlement Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process; (iv) whether all Released Claims against the Released Persons should be fully and finally released and the Massachusetts Action dismissed with prejudice; (v) whether Delaware Plaintiffs should be compelled to file the necessary paperwork to effectuate a dismissal with prejudice of the Delaware Actions and whether the Demanding Stockholder should be directed to formally withdraw his litigation demand with prejudice; and (vi) whether to award attorneys’ fees and expenses to Plaintiffs’ Counsel and service awards to the Settling Stockholders, as provided in the Stipulation, as well as any other actions the Court may deem necessary or appropriate under the circumstances. 8. The Court reserves: (i) the right to approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Evolv Stockholders; and (ii) the right to continue or adjourn the Settlement Hearing or to hold the Settlement Hearing telephonically or by videoconference, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Evolv Stockholders. Any Current Evolv Stockholder (or his, her, or its counsel) who wishes to

5 appear at the Settlement Hearing should consult the Court’s calendar and/or Stockholders’ Counsel’s websites for any change in date, time or format of the Settlement Hearing. 9. Any Current Evolv Stockholder may appear and show cause, at their own expense, individually or through counsel, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why the Judgment should or should not be entered hereon, or in support of or opposition to the proposed Fee and Expense Amount, or any service awards sought for Settling Stockholders. No Current Evolv Stockholder shall be heard or entitled to contest the approval of the proposed Settlement, the Judgment, the Fee and Expense Amount, or any service awards, unless that Current Evolv Stockholder has caused to be filed and served on counsel as noted below: (i) a written notice of objection with the Person’s name, address, and telephone number, signed by the Person along with a representation as to whether such Person intends to appear at the Settlement Hearing and whether such Person is represented by counsel; (ii) documentation sufficient to prove that such Person held shares of Evolv common stock as of the close of trading on the date of execution of the Stipulation, August 5, 2026, and continuing through the date of the Settlement Hearing; (iii) a statement of the Persons’s objections to any matter before the Court, the grounds therefor, and the legal and evidentiary support for each objection, together with all documents or writings such Person desires the Court to consider; and (iv) the identities of any witnesses such Person plans to call at the Settlement Hearing, along with a summary description of their likely testimony and any exhibits the Person intends to introduce into evidence. 10. At least twenty-one (21) calendar days prior to the Settlement Hearing, any such person must file the written objection(s) and corresponding materials, and a notice of intent to appear if any Current Evolv Stockholder intends to appear and requests to be heard at the

6 Settlement Hearing before the Honorable Allison D. Burroughs in the U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210 and serve such materials by that date, to each of the following Settling Parties’ counsel: Federal Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor New York, New York 10016 ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000 White Plains, New York 10606 Defendants’ Counsel: MORRISON & FOERSTER LLP Jamie A. Levitt 250 West 55th Street New York, New York 10019-9601 Only Current Evolv Stockholders who have filed with the Court and served on to the Settling Parties’ counsel valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing, unless the Court orders otherwise. Counsel for the Settling Parties are directed to promptly furnish each other with copies of any and all objections that might come into their possession. 11. Any Current Evolv Stockholder who does not make an objection in the manner provided herein shall be deemed to have waived any such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and any Court-awarded attorneys’ fees and expenses to Plaintiffs’ Counsel or any approved service awards to Plaintiffs, unless otherwise ordered by the Court, but shall be otherwise bound by the Judgment to be entered and the releases to be given.

7 12. All Current Evolv Stockholders shall be bound by all orders, determinations, and judgments in the Derivative Matters concerning the Settlement, whether favorable or unfavorable to Current Evolv Stockholders. 13. All papers in support of final approval of the Settlement, the Fee and Expense Amount, and any service awards for Stockholders shall be filed with the Court and served at least twenty-eight (28) calendar days prior to the Settlement Hearing. The Settling Parties shall file with the Court and serve responses to any objections filed with the Court pursuant to ¶ 10 herein at least seven (7) calendar days prior to the Settlement Hearing. 14. All proceedings in the Massachusetts Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation. 15. Plaintiffs shall file the necessary paperwork to effectuate dismissal with prejudice of the Delaware Actions and formally withdraw Demanding Stockholder’s litigation demand with prejudice within seven (7) calendar days of the entry of a Final Order and Judgment. 16. Pending final determination of whether the Settlement should be approved, no Evolv stockholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims. 17. This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Current Evolv Stockholders. 18. The Settlement and the Stipulation are not findings or evidence of the validity or invalidity of any claims or defenses in the Derivative Matters, any wrongdoing by any Defendant therein, or any damages or injury to Plaintiffs, Evolv, or any present or former Evolv Stockholder.

8 Neither the fact of, or any terms and conditions of, the Stipulation or the Settlement, nor any communications relating thereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, concession, admission, or evidence of, any fault, wrongdoing, or liability of the Settling Parties or Released Persons, or of the validity of any Released Claims; or (ii) is or may be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein, provided, however, that the Stipulation and/or Final Order and Judgment and/or the Fee and Expense Amount may be introduced in any suit, action, proceeding as may be necessary to argue that the Stipulation and/or the Final Order and Judgment and/or the Fee and Expense Amount have res judicata, collateral estoppel, or other issue or claim preclusive effect, to otherwise consummate or enforce the stipulation, the Settlement, and/or the Final Order and Judgment, including, without limitation, to secure any insurance rights or proceeds, or as otherwise required by law. 19. In the event that the Settlement is terminated, or fails to become Final or effective for any reason, (i) all of the Settling Parties shall be deemed to have reverted to their respective litigation status immediately prior to the execution of the Stipulation, and they shall proceed in all respects as if the Stipulation had not been executed, and any related orders had not been entered, (ii) all of their respective claims and defenses as to any issue in the Derivative Matters shall be preserved without prejudice in any way; (iii) the statements made in connection with the negotiation of the Settlement, and the Stipulation, shall not be deemed to prejudice in any way the positions of any of the Settling Parties with respect to the Derivative Matters, or to constitute an admission of fact or wrongdoing by any Settling Party, and shall not be used, or entitle any Settling

9 Party, to recover any fees, costs, or expenses incurred in connection with the Derivative Matters; (iv) neither the existence of the Stipulation, nor its contents, nor any statements made in connection with the negotiation of the proposed Settlement, shall be admissible in evidence or shall be referred to for any purpose in the Derivative Matters, or in any other suit, action, or proceeding; and (v) the terms of the Settlement shall not be effective or enforceable, except as expressly provided in the Stipulation. 20. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement. IT IS SO ORDERED. DATED: THE HONORABLE ALLISON D. BURROUGHS UNITED STATES DISTRICT JUDGE

EXHIBIT B-1 to Stipulation of Settlement

UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE EVOLV TECHNOLOGIES HOLDINGS, INC. STOCKHOLDER DERIVATIVE LITIGATION, Master File No. 1:24-cv-12822-ADB NOTICE OF PROPOSED DERIVATIVE SETTLEMENT EXHIBIT B-1

1 NOTICE OF PROPOSED DERIVATIVE SETTLEMENT TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF EVOLV TECHNOLOGIES HOLDINGS, INC. (“EVOLV” OR THE “COMPANY”) COMMON STOCK AS OF AUGUST 5, 2026 (THE “RECORD DATE”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE ACTIONS (THE “DERIVATIVE MATTERS”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD EVOLV COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. PLEASE NOTE THAT THE DERIVATIVE MATTERS ARE BROUGHT BY STOCKHOLDERS OF THE COMPANY FOR THE BENEFIT OF THE COMPANY, AND THERE IS NO CLAIM FORM BECAUSE NO INDIVIDUAL HAS A RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE DERIVATIVE MATTERS. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE MATTERS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. YOU ARE HEREBY NOTIFIED of the proposed Settlement of the above-captioned consolidated stockholder derivative action (the “Massachusetts Action”), the stockholder derivative actions Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025), and Patrick v. Charlton, et al., C.A. No. 2025-1121-MTZ (Del. Ch. 2025) as well as the litigation demand made by Stockholder Nicholas R. Ingrao (collectively, the “Derivative Matters”), brought on behalf of Evolv, which would resolve the Derivative Matters. As explained below, on ______, 2026, at __ __.m., the Court will hold a hearing (the “Settlement Hearing”) to determine: (i) whether the terms of the Settlement are fair, reasonable,

2 and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) whether the Court should approve the agreed-to attorneys’ fees and reimbursement of expenses for Stockholders’ Counsel and any service awards to the Settling Stockholders; and (iv) such other actions as may be necessary or proper under the circumstances. The Court may continue or adjourn the Settlement Hearing without further notice to Current Evolv Stockholders. The Court may conduct the Settlement Hearing remotely without further notice to Current Evolv Stockholders. Thus, if you are planning to participate in the Settlement Hearing, you should confirm the date, time, and platform before going to the Court, and you may consult the Court’s calendar for any change in date or time of, or platform used for the Settlement Hearing. The terms of the Settlement are set forth in the Stipulation of Settlement (“Stipulation” or “Settlement”) dated August 5, 2026. The Settlement provides for corporate governance reforms (the “Reforms”), which are summarized herein and detailed in Exhibit A to the Stipulation. The Company acknowledges and has determined that the Reforms confer substantial corporate benefits upon Evolv and its stockholders and that the Settlement is in all respects fair and reasonable and in the best interests of the Company and its stockholders. The Company further acknowledges and agrees that the initiation and prosecution of the Derivative Matters were the cause of Evolv adopting and implementing the Reforms. If approved by the Court, the Settlement will fully resolve the Derivative Matters on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the Derivative Matters with prejudice. For a more detailed statement regarding the Derivative Matters, the Settlement, and the terms discussed in this notice, the Stipulation may be inspected at the Clerk of Court’s office at the U.S. District Court for the District of Massachusetts, located at the John

3 Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210. The Stipulation is also available for viewing on the “Investor Relations” portion of Evolv’s website at https://www.evolv.com. This Notice is being provided pursuant to an Order of the U.S. District Court for the District of Massachusetts (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the Derivative Matters or the merits of the claims or defenses asserted by or against any party, nor is it a finding or evidence of any fault, wrongdoing, or liability. It is solely to notify you of the terms of the proposed Settlement and your rights related thereto. Capitalized terms not otherwise defined herein shall have the definitions set forth in the Stipulation. I. THE DERIVATIVE MATTERS Evolv is a leading security technology company pioneering Artificial Intelligence (“AI”)- powered screening solutions designed to help create safer environments while maintaining efficient visitor flow and a positive visitor experience. The Company serves customers across a range of end markets, including education, healthcare, sports, live entertainment, tourist attractions, houses of worship, and industrial workplaces. The Company offers two major products, Evolv Express® and Evolv eXpedite™, which are designed to efficiently screen high volumes of people and bags for concealed threats. The Derivative Matters arise from the Company’s past marketing claims that the Evolv Express was superior to traditional metal detectors. The Settling Stockholders allege that beginning in 2022, certain reporting began to cast doubt on the efficacy of Evolv’s technology. On October 12, 2023, Evolv disclosed that the U.S. Federal Trade Commission (“FTC”) had requested information regarding “certain aspects of its

4 marketing practices.” Then, on February 19, 2024, Evolv announced that the U.S. Securities and Exchange Commission (“SEC”) was conducting a “non-public, fact finding inquiry.” Like the FTC, the SEC requested documents and information relating to “certain aspects of the Company’s marketing practices.” These investigations placed some of the Company’s past representations under federal regulatory scrutiny. On October 25, 2024, Evolv announced that it had determined that the accounting for certain sales transactions was inaccurate and that, among other things, revenue was prematurely or incorrectly recognized in connection with financial statements prepared for the periods between the second quarter of 2022 and the second quarter of 2024. As a result, Evolv noted that certain financial statements should not be relied upon. Evolv revealed that an ad hoc committee of independent directors of the Board, under the direction of the Board, was conducting an ongoing internal investigation into these matters and that the Company’s third quarter 2024 financial results would be delayed. Evolv noted the committee was working closely with outside experts to complete the investigation and prepare amendments to the Company’s financial statements and related filings. As was later confirmed, during the relevant reporting periods, certain sales of products and subscriptions to channel partners and end users were subject to “extra-contractual terms and conditions” that impacted revenue recognition and other metrics. On November 26, 2024, Evolv entered into a settlement with the FTC. As part of the Court-approved order entered on December 6, 2024, Evolv agreed to refrain from using certain prior marketing claims without adequate substantiation and to offer eligible school customers the option to cancel their contracts during a 60-day cancellation period. The Derivative Matters allege that Evolv’s Board and management breached their fiduciary duties by: (a) participating in and/or failing to prevent improper sales and revenue practices and

5 thereby misrepresenting the Company’s publicly reported financials; (b) failing to design and implement adequate internal controls and/or reporting systems; and (c) causing the Company to make false and misleading statements regarding its core product and technology. Evolv and the Individual Defendants deny those claims. No court has decided in favor of Settling Stockholders or Defendants in the Derivative Matters. A. The Massachusetts Action On November 12, 2024, Plaintiff Maas filed a verified stockholder derivative complaint on behalf of Evolv against the Individual Defendants styled as Maas v. Glat, et al., Case No. 1:24-cv- 12822-ADB (D. Mass.) (the “Maas Action”). The Maas Action brought claims for violations of Section 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”), breach of fiduciary duties, unjust enrichment, waste of corporate assets, abuse of control, and gross mismanagement. On November 27, 2024, Plaintiff Johnson filed a verified stockholder derivative compliant on behalf of Evolv against the Individual Defendants, styled as Johnson v. Ellenbogen, et al., Case No. 1:24-cv-12966 (D. Mass.) (the “Johnson Action”). The Johnson Action alleges violation of Section 14(a) of the Exchange Act and breach of fiduciary duties. On December 3, 2024, the parties to the Maas Action filed a joint motion to stay pending developments in the related securities class action. On December 4, 2024, the Court granted the joint motion to stay the Maas Action. On December 30, 2024, the parties to the Maas and Johnson Actions filed a motion to consolidate the actions, appoint counsel, and continue the stay. The Court granted this motion on January 6, 2025 consolidating the Maas and Johnson Actions into the Massachusetts Action, appointing The Rosen Law Firm, P.A. and Rowley Law PLLC as co-lead counsel for plaintiffs in the Massachusetts Action, and staying the Massachusetts Action.

6 B. The Delaware Actions On March 11, 2025, Plaintiff Bersch commenced the Bersch Action, asserting claims on behalf of Evolv for breach of fiduciary duty, unjust enrichment, and insider trading. On May 9, 2025, the parties to the Bersch Action filed a stipulation to stay the action pending developments in the Securities Class Action, which the court granted on May 12, 2025. On June 30, 2026, the court issued an Order continuing the stay and directing the parties to submit a joint status report by September 1, 2026. On October 2, 2025, Plaintiff Patrick commenced the Patrick Action, asserting claims on behalf of Evolv for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. On November 7, 2025, the parties to the Patrick Action filed a stipulation to stay the action pending developments in the Securities Class Action, which the court granted the same day. On June 30, 2026, the court issued an Order continuing the stay and directing the parties to submit a joint status report by September 1, 2026. C. Stockholder Demand On October 25, 2024, Evolv shareholder Ingrao issued an inspection demand for documents pursuant to 8 Del. C. § 220 to Evolv. After negotiating and executing a confidentiality agreement with the Company, Evolv produced documents to Ingrao on August 1, 2025. After counsel for Ingrao reviewed and analyzed the Company’s Section 220 production, on January 6, 2026, Ingrao sent the Chairman of the Board of Evolv a pre-suit litigation demand to investigate and bring action against the Individual Defendants for breaches of fiduciary duties arising out of

7 substantially the same alleged misconduct as set forth in the Massachusetts Action and the Delaware Actions. D. Settlement Negotiations Beginning in the summer of 2025, the Settling Stockholders coordinated with one another in efforts aimed at a global resolution of the Derivative Matters. Specifically, on August 1, 2025, Plaintiffs in the Massachusetts Action prepared a confidential settlement demand to address the Individual Defendants’ alleged wrongdoing with a comprehensive set of corporate governance reforms to resolve all derivative claims. On August 29, 2025, Plaintiff Bersch sent his own settlement demand to Evolv. In response, the Company and Plaintiffs Maas, Johnson, and Bersch exchanged multiple counterproposals. Eventually, the Settling Parties, agreed to explore a potential resolution of these matters before Jed Melnick, Esq. of JAMS (“Mr. Melnick” or the “Mediator”), a highly experienced mediator in shareholder and securities litigation. By agreement of the parties, a virtual, all-day mediation was held February 18, 2026. While the mediation was productive, the Settling Parties were unable to reach an agreement at mediation. Accordingly, the Settling Parties scheduled another mediation session with Mr. Melnick on March 25, 2026. Between the two mediation sessions, the Settling Parties continued to engage in settlement communications under the guidance of, and facilitated by, the Mediator. The Settling Parties grappled with the substantive strengths and weaknesses of the Derivative Matters and discussed at length Settling Stockholders’ proposed settlement terms and demands, and continued to exchange further information and counterproposals during this time. The second mediation session was successful and resulted in the Settling Parties drafting and circulating a proposed term sheet. After negotiating its provision, on April 22, 2026, the Settling Parties executed the Term Sheet, that, subject to approval of the Court, resolves the Derivative Matters and the Released Claims as further

8 described herein. The substantive consideration for the Settlement (defined herein) is incorporated herewith as Exhibit A to the Stipulation. Further, Evolv produced confirmatory discovery negotiated by Stockholders’ Counsel that consisted of internal Evolv documents produced in the related Securities Class Action, comprised of Board-level materials from the relevant time period. II. TERMS OF THE PROPOSED SETTLEMENT This notice provides a summary of the terms of the Settlement, which is subject to approval by the Court. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, including that all capitalized terms used herein shall bear the same meaning as that used in the Stipulation. Pursuant to the Settlement of the Derivative Matters, Evolv has implemented, and/or shall implement, the corporate governance Reforms detailed in Exhibit A to the Stipulation and summarized below. Evolv shall implement the Reforms within thirty (30) days following the Effective Date of the Settlement. The Reforms shall remain in effect for five (5) years from the Effective Date of the Settlement. The Settling Parties have acknowledged that the Reforms shall be implemented and maintained in a manner consistent with applicable law and shall not be interpreted to require any act or omission that would conflict with, or prevent the Board from acting in accordance with, its fiduciary duties to the Company and its stockholders. The Reforms to which the Settling Parties have agreed are as follows: • Amendments to Evolv’s Audit Committee Charter (a) to require periodic separate private sessions between the committee and management, the internal auditor, and the independent auditor; (b) to solicit the input of business unit representatives as necessary to review the Company’s public disclosures; and (c) to authorize retention of an

9 independent consulting service, as the Board deems necessary, to strengthen internal controls. • Amendment to Evolv’s Marketing Policy to (a) ensure that any corrective disclosures required are timely issued; and (b) state the process for persons to report concerns regarding suspected violations of the policy. • Amendment to Evolv’s Disclosure Committee Charter to add a representative of sales to the committee, provide examples of escalation triggers, and require that the committee coordinate with senior officers and others to ensure accurate disclosures. • Amendment to Evolv’s Corporate Governance Guidelines regarding the duties and responsibilities of the Lead Independent Director. • The General Counsel position will be specifically tasked with certain targeted duties to assist the Board with oversight of the Company’s legal and compliance matters. • The Board will be required to discuss at least annually: (a) Evolv’s efforts to comply with best revenue recognition practices and its Marketing Policy; and (b) Evolv’s efforts to comply with the December 6, 2024 permanent injunction ordered by the U.S. District Court for the District of Massachusetts in connection with the Company’s November 26, 2024 settlement with the FTC. • Enhanced oversight of Evolv’s marketing practices to include (a) meetings at least annually between the General Counsel and the Director of Advertising Law and IP and/or the Chief Marketing Officer to discuss marketing practices generally and marketing claims specifically related to Evolv Express, and (b) monitoring by the General Counsel of compliance with required compliance training for sales and marketing employees.

10 • Creation of a new Management-Level Compliance Committee to enhance compliance with applicable law, the Code of Business Conduct and Ethics, and internal policies. Further, Evolv acknowledges that the Derivative Matters were material factors causing the Company to make specified post-filing enhancements to the Code of Business Conduct and Ethics concerning the Company’s compliance framework, including a dedicated section on Responsibilities of Managers and Leaders, a five-question ethical decision-making test that employees should apply before acting, and enhancing employees’ awareness of the Company’s reporting and speak-up culture through interactive, engaging communication campaigns. The Company additionally acknowledges and agrees that the Reforms confer substantial benefits upon Evolv and its stockholders and that the initiation and prosecution of the Derivative Matters and the litigation efforts of Settling Stockholders and Stockholders’ Counsel were the cause of the Reforms. III. DISMISSAL AND RELEASES The Settlement is conditioned, among other things, upon: entry of an order by the Court approving the Settlement and dismissing the Massachusetts Action with prejudice, the dismissal of the Delaware Actions with prejudice, and the formal withdrawal of Demanding Stockholder’s litigation demand with prejudice. The Settlement will not become effective until such an order has been entered and become final and non-appealable (the “Effective Date”). The Settlement also provides that, within seven (7) calendar days of the entry of the Judgment, the Delaware Plaintiffs will file the necessary paperwork to effectuate the dismissal of the Delaware Actions with prejudice and the Demanding Stockholder will formally withdraw his litigation demand with prejudice. Upon the Effective Date, Settling Stockholders, Evolv, and Evolv’s stockholders, or any Person acting on behalf of Evolv and Settling Stockholders (acting on their own behalf and/or

11 derivatively on behalf of Evolv) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Released Persons and any and all causes of action or claims (including Unknown Claims) that have or could have been asserted in the Derivative Matters by Settling Stockholders, Evolv, or any Evolv stockholder derivatively on behalf of Evolv, or Evolv against the Settling Defendants or the Released Persons arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged omissions, or alleged failures asserted in the Derivative Matters. Nothing shall in any way impair or restrict the rights of any Settling Party or any other Released Person to enforce the terms of the Stipulation. The Settling Parties have further stipulated and agreed that, upon the Effective Date, Settling Stockholders, Evolv, Evolv’s stockholders, or any Person acting on behalf of Evolv or Settling Stockholders shall be deemed to have, and by operation of the Final Judgment shall have, waived the provisions, rights, and benefits of California Civil Code § 1542, and by any law of any state or territory of the United States or any other state, sovereign, or jurisdiction, or any principle of common law that is similar, comparable, or equivalent to Section 1542 of the California Civil Code, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties and/or any Evolv stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed

12 upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties have acknowledged, and every Evolv stockholder shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. Upon the Effective Date, Evolv, Evolv stockholders, or any Person acting on behalf of Evolv, and Settling Stockholders (acting on their own behalf and derivatively on behalf of Evolv and its stockholders) shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons or any action or other proceeding against any of the Released Persons arising out of, relating to, or in connection with the Released Claims, the Derivative Matters, or the filing, prosecution, defense, settlement, or resolution of the Derivative Matters. Upon the Effective Date, each of the Released Persons and the Related Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Settling Stockholders, Stockholders’ Counsel, and all Evolv stockholders (solely in their capacity as Evolv stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Matters or the Released Claims. These releases, however, shall not in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation or the Judgment. In addition, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, excess

13 insurers, re-insurers, co-insurers, or representatives, including, but not limited to, any rights or claims of Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Likewise, nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of the Individual Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Derivative Matters or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws, or under applicable law. IV. STOCKHOLDERS’ COUNSEL SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES Based on the substantial corporate benefits that Stockholders’ Counsel’s efforts and the Settlement have conferred and will confer on the Company and Current Evolv Stockholders, the Defendants agreed to cause certain of Evolv’s insurance carriers to pay an award of attorneys’ fees and expenses to Stockholders’ Counsel in the total amount not to exceed $1,275,000.00 (the “Fee and Expense Amount”), subject to Court approval. Additionally, Stockholders’ Counsel may seek on behalf of Settling Stockholders service awards in the amount of $2,000.00 each, to be paid out of the Fee and Expense Amount. All terms of the Settlement, including the Fee and Expense Amount and any requested service awards, are subject to approval by the Court. V. REASONS FOR THE SETTLEMENT The Settling Parties have determined that it is desirable and beneficial that the Derivative Matters and all of the disputes related thereto are fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and believe that the Settlement is in the best interests of the Settling Parties, Evolv, and its stockholders.

14 1. Why Did Settling Stockholders Agree to Settle? Settling Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have substantial merit, and Settling Stockholders’ entry into the Stipulation and this Settlement is not intended to be and shall not be construed as an admission or concession concerning the strength or merit of the claims alleged in the Derivative Matters. Settling Stockholders and Stockholders’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters against the Settling Defendants through motion practice, trial, and potential appeals. Settling Stockholders and Stockholders’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Settling Stockholders and Stockholders’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their evaluation, Settling Stockholders and Stockholders’ Counsel have determined that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits on Evolv and its stockholders. Further, Settling Stockholders and Stockholders’ Counsel believe the Settlement is in the best interests of Evolv and its stockholders and have agreed to settle the Derivative Matters on the terms and subject to the conditions set forth herein and in the Stipulation. 2. Why Did the Settling Defendants Agree to Settle? The Settling Defendants deny each and every one of the claims and contentions alleged by Settling Stockholders in the Derivative Matters. Without limiting the foregoing, the Settling Defendants deny, among other things, that they or any other current or former Evolv directors or

15 officers engaged in or committed any fraud, any violation of law, any breach of duty, or any other wrongdoing or improper conduct whatsoever. The Settling Defendants further deny that Settling Stockholders, Evolv, or Evolv’s stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all times, they and all other current or former Evolv directors or officers acted in good faith and in a manner they reasonably believed to be in the best interests of Evolv and its stockholders. The Settling Defendants maintain that they had and have meritorious defenses to all allegations in the Derivative Matters and that had the terms of the Stipulation not been reached, Defendants would have continued to vigorously contest Plaintiffs’ allegations. Nonetheless, the Settling Defendants also have taken into account the burden, expense, and uncertainty inherent in any litigation, especially in complex cases like the Derivative Matters. The Settling Defendants are entering into this Stipulation solely to eliminate the burden, expense, and distraction of further litigation, and without admitting any wrongdoing or liability whatsoever. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms of the Stipulation, the Stipulation, including all of the commitments and undertakings agreed to by the Settling Defendants, and all attached Exhibits thereto, shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. Nor shall the Stipulation, the Settlement, or this Notice be construed as, or deemed to be evidence of, an

16 admission or concession by any Defendant of any infirmity in the defenses that Defendants have, or could have, asserted in the Derivative Matters. VI. THE SETTLEMENT HEARING On __________, 2026, at _______ __.m., the Court will hold the Settlement Hearing at U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Courtroom 17, Boston, Massachusetts 02210. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the separately negotiated Fee and Expense Amount and any requested service awards should be approved, and whether a final judgment should be entered and the Derivative Matters should be dismissed, or that Settling Stockholders shall cause to be dismissed, with prejudice pursuant to the Stipulation, as well as any other actions as may be proper under the circumstances. The Court has the right to continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, as well as to change the hearing date, time, or platform (in person, by video or telephone conference) without further notice to Current Evolv Stockholders. The Court may also approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Evolv Stockholders. Pending determination of whether the Settlement should be approved, no Current Evolv Stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting any of the Released Claims.

17 VII. YOUR RIGHT TO ATTEND AND BE HEARD AT THE SETTLEMENT HEARING Only Evolv stockholders who held Evolv common stock as of the Record Date and continue to hold Evolv common stock through the Settlement Hearing may, but are not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Evolv stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. 1. Right to Object to the Proposed Derivative Settlement and Procedures for Doing So Any Evolv stockholder who held Evolv common stock as of the Record Date and continues to hold Evolv common stock through the Settlement Hearing may appear and show cause, if he, she, or it has any reason why the Settlement of the Derivative Matters should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why the separately negotiated Fee and Expense Amount and requested service awards should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. 2. Objections Must be in Writing Any objections must be presented in writing and must contain the following information: (a) Your name, legal address, and telephone number; (b) Proof that you held Evolv common stock as of the Record Date and have continuously held Evolv common stock through the date of your objection, together with a

18 representation that you will continue to hold Evolv common stock through the Settlement Hearing and will provide any additional proof of continued ownership as the Court may require; (c) The date(s) you acquired your Evolv shares; (d) A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; (e) Notice of whether you or your counsel intend to appear at the Settlement Hearing (appearance is not required if you have lodged your objection with the Court); and (f) Copies of any papers you or your counsel intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. The Court may not consider any objection that does not substantially comply with these requirements. 3. You Must Timely Deliver Written Objections to the Court and Counsel for Plaintiffs, Defendants, and Evolv YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN ________, 2026. The Court Clerk’s address is U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210. YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO STOCKHOLDERS’ COUNSEL AND TO COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN __________, 2026. Counsel’s addresses are as follows: Federal Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000

19 New York, New York 10016 White Plains, New York 10606 Defendants’ Counsel: MORRISON & FOERSTER LLP Jamie A. Levitt 250 West 55th Street New York, New York 10019-9601 Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court, delivered to Stockholders’ Counsel and Counsel for Defendants and Evolv, and supported by the required proof and representation of continuous ownership through the Settlement Hearing. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above, or who fails to establish the required continuous ownership through the Settlement Hearing, will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation and waived any right to otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and shall be bound by the releases given and the Judgment to be entered by the Court. VIII. HOW TO OBTAIN ADDITIONAL INFORMATION This notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Settlement contained in the Stipulation. You may inspect the Stipulation and other papers in the Derivative Matters at the Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Suite 2300, Boston, Massachusetts 02210. You or your counsel must appear in person to inspect these documents. The Clerk’s office will not mail

20 copies to you. You may also view and download the Stipulation on the “Investor Relations” page of Evolv’s website at https://www.evolv.com. Inquiries may be made to Federal Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor New York, New York 10016 ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000 White Plains, New York 10606 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Dated: ________, 2026

EXHIBIT B-2 to Stipulation of Settlement

UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE EVOLV TECHNOLOGIES HOLDINGS, INC. STOCKHOLDER DERIVATIVE LITIGATION, Master File No. 1:24-cv-12822-ADB SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT EXHIBIT B-2

1 SUMMARY NOTICE OF PROPOSED SETTLEMENT TO: ALL RECORD AND BENEFICIAL OWNERS OF EVOLV TECHNOLOGIES HOLDINGS, INC. (“EVOLV” OR THE “COMPANY”) COMMON STOCK AS OF AUGUST 5, 2026 (THE “RECORD DATE”). PLEASE NOTE THAT THE ACTIONS ARE NOT A “CLASS ACTION” AND NO INDIVIDUAL EVOLV STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THIS SETTLEMENT. PLEASE NOTE THAT THE ACTIONS ARE DERIVATIVE MATTERS BROUGHT BY STOCKHOLDERS OF THE COMPANY FOR THE BENEFIT OF THE COMPANY, AND THERE IS NO CLAIM FORM BECAUSE NO INDIVIDUAL HAS A RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE ACTIONS. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the District of Massachusetts (the “Court”), that a proposed settlement has been reached in the stockholder derivative actions captioned In re Evolv Technologies Holdings, Inc. Stockholder Derivative Litigation, Master File No. 1:24-cv-12822-ADB (D. Mass.), Bersch v. George, et al., C.A. No. 2025-0266-MTZ (Del. Ch. 2025), and Patrick v. Charlton, et al., C.A. No. 2025-1121- MTZ (Del. Ch. 2025) as well as the litigation demand made by Stockholder Nicholas R. Ingrao (collectively, the “Derivative Matters”), brought on behalf of Evolv, as reflected in the Stipulation of Settlement dated August 5, 2026 (the “Stipulation” or “Settlement”), which would fully resolve the Derivative Matters. The Derivative Matters are brought by Plaintiffs Bonnie Maas, Jonathan Johnson, Steve Bersch, Robert Patrick, and Stockholder Nicholas R. Ingrao solely on behalf of and for the benefit of Evolv and against the Individual Defendants. Plaintiffs allege, among other things, that the Individual Defendants breached their fiduciary duties, wasted corporate assets, and were unjustly enriched by and through the dissemination of certain allegedly false and misleading statements and omissions of material information, purportedly in violation of federal and state laws and regulations.

2 The terms of the proposed Settlement of the Derivative Matters are set forth in the Stipulation, and all capitalized terms herein have the same meaning as defined in the Stipulation. This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. A further notice describing the Derivative Matters along with the text of the Stipulation was filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K on _____, 2026. You may obtain a copy of that notice by referring to the SEC’s website at https:/www.sec.gov. The SEC filing is also accessible at the “SEC Filings” link on the “Investor Relations” page at https://www.evolv.com, the address of which shall remain on the Company’s website until the judgment becomes Final. The Settling Defendants deny each and every one of the claims and contentions alleged in the Derivative Matters. The terms of the Settlement set forth in the Stipulation include the implementation of certain corporate governance reforms (the “Reforms”) specified in Exhibit A to the Stipulation. Additionally, as part of the Settlement, the Company acknowledges that the initiation and prosecution of the Derivative Matters were the cause of Evolv’s adoption and implementation of the Reforms. In recognition of the substantial corporate benefits conferred upon Evolv and Current Evolv Stockholders as a result of the Settlement, the Settling Parties agreed that Evolv will cause certain of its insurers to pay a Fee and Expense Amount not to exceed $1,275,000.00 to Stockholders’ Counsel, subject to Court approval. The Settling Parties further agreed that Defendants would not oppose a request by Stockholders’ Counsel for service awards in the amount of $2,000.00 to each Settling Stockholder, which awards, if approved, shall be payable solely out of the Fee and Expense Amount.

3 On ______ __, 2026, at __:__ a hearing (the “Settlement Hearing”) will be held before the Honorable Allison D. Burroughs in the U.S. District Court for the District of Massachusetts, located at the John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Courtroom 17, Boston, Massachusetts 02210, to determine: (i) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (ii) whether the Derivative Matters should be dismissed on the merits and with prejudice as set forth in the Stipulation; and (iii) whether the Fee and Expense Amount and any requested service awards should be approved, as well as such other matters as may be necessary or appropriate under the circumstances. The Court has the right to continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, as well as to change the hearing date, time, or platform (in person, by video or telephone conference) without further notice to Current Evolv Stockholders. Thus, if you are planning to participate in the Settlement Hearing, you should confirm the date, time, and platform before going to the Court, and you may consult the Court’s calendar for any change in date or time of, or platform used for the Settlement Hearing. The Court may also approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Evolv Stockholders. Any stockholder of Evolv who objects to the Settlement of the Derivative Matters shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a stockholder of record as of the Record Date and continues to be a stockholder of record through the Settlement Hearing. Any stockholder of Evolv who satisfies these requirements may enter an appearance through counsel of such stockholder’s own choosing and at such a stockholder’s own expense or may appear on his, her, or its own. However, no stockholder of Evolv shall be heard

4 at the Settlement Hearing unless, no later than twenty-one (21) calendar days prior to the date of the Settlement Hearing, such stockholder has filed with the Court and delivered to counsel for the Settling Parties a written notice of objection, the grounds for objecting to the Settlement, and proof of both the stockholder’s ownership of Evolv common stock as of the Record Date and continuous ownership through the date of the objection, together with a representation that the stockholder will continue to hold Evolv common stock through the Settlement Hearing. Only stockholders who satisfy these ownership requirements and have filed and delivered validly and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Any written notice of objection must contain the following information: 1. Your name, legal address, and telephone number; 2. Proof that you held Evolv common stock as of the Record Date and have continuously held Evolv common stock through the date of your objection, together with a representation that you will continue to hold Evolv common stock through the Settlement Hearing and will provide any additional proof of continued ownership as the Court may require; 3. The date(s) you acquired your Evolv shares; 4. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; 5. Notice of whether you or your counsel intend to appear at the Settlement Hearing (appearance is not required if you have lodged your objection with the Court); and 6. Copies of any papers you or your counsel intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

5 If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such objection and the information listed above with the Court on or before _____, 2026, with service on the following parties: Federal Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor New York, New York 10016 ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000 White Plains, New York 10606 Defendants’ Counsel: MORRISON & FOERSTER LLP Jamie A. Levitt 250 West 55th Street New York, New York 10019-9601 Unless the Court otherwise directs, no Person shall be entitled to object to the approval of the Settlement, to any Judgment entered thereon, to the attorneys’ fees and expenses, or to otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any Evolv stockholder as of _____ who fails to object in the manner and within the time prescribed above shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection and will be bound for all time by the releases given and the Judgment entered by the Court. Evolv stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. This is a summary notice only. For additional information about the claims asserted in the Derivative Matters and the terms of the proposed Settlement, please refer to the documents filed in the respective Derivative Matters, the Stipulation, and the full-length Notice of Proposed

6 Derivative Settlement (the “Long-Form Notice”). The Stipulation and Long-Form Notice may be viewed on the “Investor Relations” section of Evolv’s website at https://www.evolv.com. Inquiries may be made to Plaintiffs’ Counsel: THE ROSEN LAW FIRM, P.A. Erica L. Stone 275 Madison Avenue, 40th Floor New York, New York 10016 ROWLEY LAW PLLC Shane T. Rowley 50 Main Street, Suite 1000 White Plains, New York 10606 DO NOT CONTACT THE COURT OR THE CLERK OF COURT WITH ANY INQUIRIES. DATED: ______, 2026

EXHIBIT C to Stipulation of Settlement

1 UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS IN RE EVOLV TECHNOLOGIES HOLDINGS, INC. STOCKHOLDER DERIVATIVE LITIGATION, Master File No. 1:24-cv-12822-ADB [PROPOSED] FINAL ORDER AND JUDGMENT EXHIBIT C

1 This matter came before the Court for hearing pursuant to the Order of this Court dated _____, 2026 (“Preliminary Approval Order”) on the application of the Settling Parties for approval of the proposed Settlement as set forth in the Stipulation of Settlement dated August 5, 2026 and the Exhibits thereto (the “Stipulation”). Due and adequate notice of the Settlement having been given as required in the Preliminary Approval Order, and the Court having reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement, and the Court having been fully advised of the premises for the Settlement and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED as follows: 1. This Final Order and Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation unless otherwise defined herein. 2. The Court has jurisdiction over the Massachusetts Action and over all matters before it necessary to effectuate the Settlement of the Derivative Matters. The Settling Parties have consented to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement as reflected in the Stipulation. The Court also has personal jurisdiction over all of the Settling Parties. 3. The Court finds that the Settlement Notice provided to Evolv stockholders was the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement and Fee and Expense Amount, to all Persons entitled to such notice. The Settlement Notice fully satisfies the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process, and all applicable law.

2 4. The Court finds that the terms of the Settlement as set forth in the Stipulation are fair, reasonable, and adequate, and are in the best interests of Evolv and its stockholders, and hereby fully and finally approves the Stipulation and Settlement in all respects. The Court further finds that the Settlement is the result of arm’s-length negotiations between experienced counsel fairly and adequately representing the interests of the respective Settling Parties. The Court therefore orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so. 5. The above-captioned derivative action and all claims contained therein, as well as all of the Released Claims (including Unknown Claims), are dismissed on the merits and with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation. 6. Upon the Effective Date, as defined in the Stipulation, Settling Stockholders (acting on their own behalf and derivatively on behalf of Evolv), Evolv, Current Evolv Stockholders, and any Person purporting to act derivatively on behalf of Evolv, shall be deemed to have, and by operation of this Final Order and Judgment shall have fully, finally, and forever released, relinquished, and discharged, and shall be forever barred and enjoined from commencing, instituting, or prosecuting, any of the Released Claims against the Released Persons and any and all causes of action or claims (including Unknown Claims) that have or could have been asserted in the Derivative Matters by Settling Stockholders, Evolv, or any Evolv stockholder derivatively on behalf of Evolv, or Evolv against the Settling Defendants or the Released Persons, arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged omissions, or alleged failures to act alleged in the Derivative Matters.

3 7. Upon the Effective Date, Settling Stockholders (acting on their own behalf and derivatively on behalf of Evolv), Evolv, Evolv stockholders, and any Person purporting to act derivatively on behalf of Evolv, shall be deemed to have, and by operation of this Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged, and shall be forever barred and enjoined from commencing, instituting, or prosecuting, any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement, or resolution of the Derivative Matters against the Released Persons, as defined in the Stipulation. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 8. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged Settling Stockholders, Stockholders’ Counsel, and all Current Evolv Stockholders (solely in their capacity as Evolv stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Matters or the Released Claims. 9. The Court finds that, during the course of the litigation of the Derivative Matters, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar rules and laws. 10. The Court hereby approves the Fee and Expense Amount in accordance with the Stipulation and finds that such fee is fair and reasonable. No other fees, costs, or expenses may be awarded to Stockholders’ Counsel in connection with the Settlement. The Fee and Expense Amount shall be distributed in accordance with the terms of the Stipulation.

4 11. The Court hereby approves the Service Awards to each Settling Stockholder to be funded solely from the Fee and Expense Amount. 12. Within seven (7) calendar days of the entry of this Order, Delaware Plaintiffs shall file the necessary paperwork to effectuate dismissal of the Delaware Actions with prejudice and the Demanding Stockholder shall formally withdraw his litigation demand with prejudice. 13. The Settling Defendants have denied, and continue to deny, any and all allegations and claims asserted in the Derivative Matters. Neither the Stipulation, including any Exhibits attached hereto, nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Evolv; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Evolv in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 14. All agreements made and orders entered during the course of the Derivative Matters relating to the confidentiality of information shall survive this Order. Any confidential material provided to Settling Stockholders or Stockholders’ Counsel in connection with the mediation and

5 settlement negotiations shall be returned or destroyed as required by the applicable confidentiality agreements and the Stipulation. 15. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over all matters relating to the implementation and enforcement of the terms of the Stipulation. 16. In the event that the Effective Date does not occur, or if the Stipulation is terminated, cancelled, or otherwise fails to become effective for any reason: a. the Settling Parties, Released Persons, and Related Parties shall be restored to their respective positions that existed immediately prior to the date of execution of the Stipulation; b. all negotiations, proceedings, documents prepared, and statements made in connection with the Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Matters or in any other action or proceeding; and c. the terms and provisions of the Stipulation, including the Term Sheet shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Matters or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. 17. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk.

6 IT IS SO ORDERED. DATED: THE HONORABLE ALLISON D. BURROUGHS UNITED STATES DISTRICT JUDGE